Exhibit 10.22
ENERNOC, INC.
2014 LONG-TERM INCENTIVE PLAN
ADOPTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:
APRIL 8, 2014
APPROVED BY THE STOCKHOLDERS: MAY 29, 2014
AMENDED AND RESTATED BY THE COMPENSATION COMMITTEE OF THE BOARD OF
DIRECTORS: APRIL 7, 2015
[APPROVED BY THE STOCKHOLDERS: MAY 27, 2015]

1.	GENERAL.
(a) Successor to and Continuation of Prior Plan. The Plan is intended as the successor to and continuation of the EnerNOC, Inc. Amended and Restated 2007 Employee, Director and Consultant Stock Plan (the “Prior Plan”). Following the Effective Date, no additional awards may be granted under the Prior Plan. Any unallocated shares remaining available for grant under the Prior Plan as of 12:01 a.m. Eastern time on the Effective Date (the “Prior Plan Available Reserve”) will cease to be available under the Prior Plan at such time and will be added to the Share Reserve (as further described in Section 3(a)) and be then immediately available for grant and issuance pursuant to Stock Awards granted under this Plan. In addition, from and after 12:01 a.m. Eastern time on the Effective Date, all outstanding awards granted under the Prior Plan or the EnerNOC, Inc. Amended and Restated 2003 Stock Option and Incentive Plan (the “2003 Plan”) will remain subject to the terms of the Prior Plan or the 2003 Plan, as applicable; provided, however, that any shares of Common Stock subject to outstanding awards granted under the Prior Plan or the 2003 Plan that (i) expire or otherwise terminate without all of the shares covered by such award having been issued, (ii) are settled in cash, (iii) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, (iv) are reacquired or withheld (or not issued) by the Company to satisfy the exercise or purchase price of an award (including any shares that are not delivered because such award is exercised through a reduction of shares subject to such award (i.e., “net exercised”)), or (v) are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an award (collectively, the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a)) as and when such shares become Returning Shares and become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after 12:01 a.m. Eastern time on the Effective Date will be subject to the terms of this Plan.
(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.
(c) Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.
(d) Purpose. The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.	ADMINISTRATION.
(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)
To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)
To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)	To settle all controversies regarding the Plan and Awards granted under it.

(iv)	To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(v)
To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan (including Section 2(b)(viii) below) or an Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under his or her then-outstanding Award without his or her written consent.

(vi)
To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan (including Section 2(b)(viii) below) or an Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii)
To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding incentive stock options or (C) Rule 16b-3.

(viii)
To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing.

Notwithstanding the foregoing or anything in the Plan to the contrary, (1) a Participant’s rights will not be deemed to have been impaired by any amendment of an Award or the Plan, or by any suspension or termination of the Plan, if the Board, in its sole discretion, determines that the amendment, suspension or termination, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any Award or the Plan, or may suspend or terminate the Plan, without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix)
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)
To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c) Delegation to Committee.

(i)
General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)
Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards; and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii).
(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(f) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise, purchase or strike price of any outstanding Option or SAR under the Plan, or (ii) cancel any outstanding Option or SAR that has an exercise price or strike price greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

3.	SHARES SUBJECT TO THE PLAN.
(a) Share Reserve.

(i)
Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed the sum of (A) 1,941,517 shares (which is the number of shares subject to the Prior Plan Available Reserve), (B) an additional 1,700,000 shares and (C) the Returning Shares, if any, which become available for grant under this Plan from time to time (such aggregate number of shares described in (A), (B) and (C) above, the “Share Reserve”).

(ii)
For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If (i) any shares of Common Stock subject to a Stock Award are not issued because such Stock Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Stock Award having been issued, (ii) any shares of Common Stock subject to a Stock Award are not issued because such Stock Award or any portion thereof is settled in cash (i.e., the Participant receives cash rather than stock), (iii) any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, (iv) any shares of Common Stock are reacquired or withheld (or not issued) by the Company to satisfy the exercise or purchase price of a Stock Award (including any shares of Common Stock subject to a Stock Award that are not delivered to a Participant because such Stock Award is exercised through a reduction of shares subject to such Stock Award (i.e., “net exercised”)), or (v) any shares of Common Stock are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with a Stock Award, such shares will again become available for issuance under the Plan.
(c) Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be ten million (10,000,000) shares.
(d) Section 162(m) Limitations. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations will apply.

(i)
A maximum of one million (1,000,000) shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Stock Award is granted may be granted to any one Participant during any one fiscal year. Notwithstanding the foregoing, if any additional Options, SARs or Other

Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award is granted are granted to any Participant during any fiscal year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.

(ii)
A maximum of one million (1,000,000) shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one fiscal year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii)	A maximum of ten million dollars ($10,000,000) subject to Performance Cash Awards may be granted to any one Participant during any one fiscal year.
(e) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.	ELIGIBILITY.
(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.
(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.	PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.
(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)	by cash, check, bank draft or money order payable to the Company;

(ii)
pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)
by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that have been held for more than six (6) months (or such longer or shorter period of time, if any, required to the extent necessary to avoid the treatment of the Option as a variable award for financial accounting purposes);

(iv)
if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)	in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.
(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)
Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to Sections 5(e)(ii) and 5(e)(iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii)
Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)
Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Participant’s Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Participant’s Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting.

(i)
General. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(ii)
Disability or Death. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability or death, then effective as of the date of such termination of Continuous Service, the Participant’s Option or SAR will be credited with additional vesting to the extent of a pro rata portion through the date of such termination of Continuous Service, of any additional vesting rights that would have accrued on the next vesting date had the Participant not incurred such termination of Continuous Service. Any such proration will be based upon the number of days accrued in the current vesting period prior to the date of such termination of Continuous Service.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate and subject to Section 5(k), if a Participant’s Continuous Service terminates (other than upon the Participant’s Disability or death and other than for Cause), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date three (3) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.
(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate and subject to Section 5(k), if the exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than upon the Participant’s Disability or death and other than for Cause) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate and subject to Section 5(k), if the sale of any shares of Common Stock received upon exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate and subject to Section 5(k), if (i) a Participant’s Continuous Service terminates as a result of the Participant’s Disability, or (ii) a Participant incurs a Disability within three (3) months following his or her termination of Continuous Service (for a reason other than Disability or Cause), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service, taking into account the effect, if any, of Section 5(f)(ii) in the event the Participant’s Continuous Service terminates as a result of the Participant’s Disability), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service or Disability, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.
(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate and subject to Section 5(k), if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) a Participant dies within three (3) months following his or her termination of Continuous Service (for a reason other than Disability, death or Cause), then the Participant’s Option or SAR may be exercised (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service, taking into account the effect, if any, of Section 5(f)(ii) in the event the Participant’s Continuous Service terminates as a result of the Participant’s death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date eighteen (18) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service or death, the Option or SAR (as applicable) is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause or Subsequent Determination of Cause. Except as explicitly provided otherwise in the applicable Award Agreement or other individual written agreement between a Participant and the Company or an Affiliate, if a Participant is notified that (i) his or her Continuous Service is terminated for Cause, or (ii) the Board has determined, subsequent to the Participant’s termination of Continuous Service (for a reason other than Cause), that either prior or subsequent to such termination of Continuous Service, the Participant engaged in conduct which would constitute Cause, then any Option or SAR held by the Participant as of the time of such notice will immediately be forfeited upon such notice, and the Participant will be prohibited from exercising such Option or SAR from and after the time of such notice.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another written agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.
(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)
Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)	Vesting.

(1)
General. Shares of Common Stock awarded under a Restricted Stock Award Agreement may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the Board.

(2)
Disability or Death. Except as otherwise provided in the Restricted Stock Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability or death, then effective as of the date of such termination of Continuous Service, any forfeiture conditions or repurchase rights held by the Company with respect to the Participant’s Restricted Stock Award will lapse to the extent of a pro rata portion of the shares of Common Stock subject to such Restricted Stock Award through the date of such termination of Continuous Service as would have lapsed had the Participant not incurred such termination of Continuous Service. Any such proration will be based upon the number of days accrued prior to the date of such termination of Continuous Service.

(iii)
Termination of Continuous Service. Subject to Section 6(a)(ii)(2), if a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant as of the date of such termination under the terms of the Restricted Stock Award Agreement.

(iv)
Termination for Cause or Subsequent Determination of Cause. Except as explicitly provided otherwise in the applicable Restricted Stock Award Agreement or other individual written agreement between a Participant and the Company or an Affiliate, if a Participant is notified that (i) his or her Continuous Service is terminated for Cause, or (ii) the Board has determined, subsequent to the Participant’s termination of Continuous Service (for a reason other than Cause), that either prior or subsequent to such termination of Continuous Service, the Participant engaged in conduct which would constitute Cause, then any shares of Common Stock held by the Participant under a Restricted Stock Award that is subject to forfeiture to or repurchase by the Company as of the time of such notice will immediately be forfeited upon such notice.

(v)
Transferability. Rights to acquire shares of Common Stock under a Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as the shares of Common Stock awarded under the Restricted Stock Award Agreement remain subject to the terms of the Restricted Stock Award Agreement.

(vi)
Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on shares of Common Stock awarded under the Restricted Stock Award Agreement will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)
Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)	Vesting.

(1)
General. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate

(2)
Disability or Death. Except as otherwise provided in the Restricted Stock Unit Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability or death, then effective as of the date of such termination of Continuous Service, the Participant’s Restricted Stock Unit Award will be credited with additional vesting to the extent of a pro rata portion of the shares of Common Stock subject to such Restricted Stock Unit Award through the date of such termination of Continuous Service as would have been credited had the Participant not incurred such termination of Continuous Service. Any such proration will be based upon the number of days accrued prior to the date of such termination of Continuous Service.

(iii)
Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)
Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)
Termination of Continuous Service. Subject to Section 6(b)(ii)(2), if a Participant’s Continuous Service terminates, any portion of a Restricted Stock Unit Award held by the Participant that has not vested as of the date of such termination may be forfeited upon such termination.

(vi)
Termination for Cause or Subsequent Determination of Cause. Except as explicitly provided otherwise in the applicable Restricted Stock Unit Award Agreement or other individual written agreement between a Participant and the Company or an Affiliate, if a Participant is notified that (i) his or her Continuous Service is terminated for Cause, or (ii) the Board has determined, subsequent to the Participant’s termination of Continuous Service (for a reason other than Cause), that either prior or subsequent to such termination of Continuous Service, the Participant engaged in conduct which would constitute Cause, then any portion of a Restricted Stock Unit Award held by the Participant that has not vested as of the time of such notice will immediately be forfeited upon such notice.

(vii)
Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.
(c) Performance Awards.

(i)
Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d)(ii)) that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)
Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d)(iii)) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii)
Committee and Board Discretion. The Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee) retains the discretion to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(iv)
Section 162(m) Compliance. With respect to any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, unless otherwise permitted under Section 162(m) of the Code, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date ninety (90) days after the commencement of the applicable Performance Period, and (B) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where the Performance Goals relate solely to the increase in the value of the Common Stock). With respect to any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee may reduce or eliminate the compensation or economic benefit due upon the attainment of the applicable Performance Goals on the basis of any considerations as the Committee, in its sole discretion, may determine.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock appreciation rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.	COVENANTS OF THE COMPANY.
(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.
(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.
(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising a Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.	MISCELLANEOUS.
(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Stock Awards will constitute general funds of the Company.
(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.
(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the

Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k) Compliance with Section 409A of the Code. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements will be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount will be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.
(l) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any Participant pursuant to Section 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b) Dissolution or Liquidation. Except as otherwise provided in the applicable Stock Award Agreement or other written agreement between a Participant and the Company or an Affiliate, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to a forfeiture condition or the Company’s right of repurchase may be reacquired or repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service;

provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to forfeiture or repurchase (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c) Corporate Transactions – Treatment of Options and SARs. Except as otherwise provided in the applicable Stock Award Agreement or other written agreement between a Participant and the Company or an Affiliate, in the event of a Corporate Transaction, the Board or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”) will take any of the following actions with respect to each outstanding Option or SAR, in each case contingent upon the closing or completion of the Corporate Transaction:

(i)
make appropriate provision for the continuation of such Option or SAR by substituting on an equitable basis for the shares of Common Stock then subject to such Option or SAR either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity;

(ii)
upon written notice to the Participant, provide that such Option or SAR must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Board, such Option or SAR being made fully exercisable for purposes of this subsection), within a specified number of days of the date of such notice, at the end of which period such Option or SAR will terminate; or

(iii)
terminate such Option or SAR in exchange for a cash payment equal to the excess of the Fair Market Value of the shares of Common Stock subject to such Option or SAR (either (A) to the extent then exercisable or, (B) at the discretion of the Board, such Option or SAR being made fully exercisable for purposes of this subsection) over the exercise or strike price thereof.

The Board or Successor Board need not take the same action or actions with respect to all such Options or SARs or portions thereof or with respect to all Participants. The Board or Successor Board may take different actions with respect to the vested and unvested portions of such Options or SARs.

(d) Corporate Transactions – Treatment of Other Stock Awards. Except as otherwise provided in the applicable Stock Award Agreement or other written agreement between a Participant and the Company or an Affiliate, in the event of a Corporate Transaction, the Board or the Successor Board will take any of the following actions with respect to each outstanding Stock Award other than an Option or SAR, in each case contingent upon the closing or completion of the Corporate Transaction:

(i)
make appropriate provision for the continuation of such Stock Award on the same terms and conditions by substituting on an equitable basis for the shares of Common Stock then subject to such Stock Award either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or

(ii)
terminate such Stock Award in exchange for a cash payment equal to the excess of the Fair Market Value of the shares of Common Stock subject to such Stock Award (either (A) to the extent then vested or, (B) at the discretion of the Board, such Stock Award being made fully vested for purposes of this subsection) over the purchase price thereof, if any.

In addition, in the event of a Corporate Transaction, the Board may waive any or all forfeiture conditions or the Company’s right of repurchase with respect to any such Stock Award. The Board or Successor Board need not take the same action or actions with respect to all such Stock Awards or portions thereof or with respect to all Participants. The Board or Successor Board may take different actions with respect to the vested and unvested portions of such Stock Awards.
(e) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the applicable Stock Award Agreement or other written agreement between a Participant and the Company or an Affiliate, but in the absence of such provision, no such acceleration will occur.

10.	SUSPENSION OR TERMINATION OF THE PLAN.
(a) Suspension or Termination. The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b) No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan (including Section 2(b)(viii) above) or an Award Agreement.

11.	EFFECTIVE DATE OF PLAN.
This Plan will become effective on the Effective Date.

12.	CHOICE OF LAW.
The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.	DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b) “Award” means a Stock Award or a Performance Cash Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(d) “Board” means the Board of Directors of the Company.
(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(f) “Cause” will have the meaning ascribed to such term in any written agreement between a Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term includes (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or an Affiliate, and conduct substantially prejudicial to the business of the Company or any Affiliate. “Cause” will not be limited to events which have occurred prior to a Participant’s termination of Continuous Service, nor is it necessary that the Board’s finding of “Cause” occur prior to such termination. The determination that a termination of a Participant’s Continuous Service is either for Cause or without Cause will be made by the Board, in its sole discretion, and will be conclusive on the Participant and the Company. Any determination by the Board that the Continuous Service of a Participant was terminated for Cause or without Cause for the purposes of outstanding Awards held by the Participant will have no effect upon any determination of the rights or obligations of the Company or the Participant for any other purpose.
(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)
any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)
there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)
the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation;

(iv)
there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v)
individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan: (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company; and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between a Participant and the Company or an Affiliate will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that (1) if no definition of Change in Control (or any analogous term) is set forth in such an individual written agreement, the foregoing definition will apply, and (2) no Change in Control (or any analogous term) will be deemed to occur with respect to Awards subject to such agreement without a requirement that the Change in Control (or any analogous term) actually occur.
(h) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(i) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(j) “Common Stock” means the common stock of the Company.
(k) “Company” means EnerNOC, Inc., a Delaware corporation.
(l) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(m) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, (A) a Participant who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Section 13(q)) or who is on a leave of absence for any purpose will not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated his or her Continuous Service, except as the Board may otherwise expressly provide, and (B) the period of any such absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(n) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)	a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)	a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)	a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)
a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o) “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.
(p) “Director” means a member of the Board.
(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(r) “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2014, provided this Plan is approved by the Company’s stockholders at such meeting.
(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t) “Entity” means a corporation, partnership, limited liability company or other entity.
(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.
(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)
Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(iii)	In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(x) “Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(y) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(z) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.
(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(cc) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(dd) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(ee) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(ff) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(gg) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.
(hh) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ii) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(jj) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).
(kk) “Performance Criteria” means the one or more criteria that the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Committee (or Board, if applicable): (1) earnings (including earnings per share (basic or diluted)); (2) net earnings; (3) earnings (including earnings per share (basic or diluted) before or after any of the following: other income or expense, interest, taxes, stock-based compensation expense, depreciation, amortization, impairment charges and/or any other unusual or infrequent income or expense; (4) earnings from continuing operations; (5) income (before or after taxes); (6) net income; (7) operating income (before or after taxes); (8) net operating income; (9) income from continuing operations; (10) sales or revenue; (11) increases in revenue or product revenue; (12) total stockholder return; (13) return on equity or average stockholder’s equity; (14) return on assets (gross or net), investment, or capital; (15) return on revenues; (16) stock price or stock price performance; (17) stockholders’ equity; (18) margin (including gross margin, operating margin and profit margin); (19) pre-tax profit; (20) operating profit or net operating profit; (21) book value (including book value per share (basic or diluted)); (22) economic value created; (23) cash flow (including cash flow per share), free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital, or operating cash flow; (24) debt levels or debt reduction; (25) expenses and cost reduction goals; (26) improvement in or attainment of working capital levels; (27) capital expenditures; (28) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, or goals relating to divestitures, joint ventures and similar transactions; (29) implementation or completion of projects or processes; and (30) to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, other measures of performance selected by the Board or the Committee.

(ll) “Performance Goals” means, for a Performance Period, the one or more goals established by the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee) for the Performance Period based upon the Performance Criteria. If applicable, Performance Goals may be expressed in terms of attaining a specified level of the particular Performance Criteria or the attainment of a percentage increase or decrease in the particular Performance Criteria, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments. If applicable, each Performance Goal will be evaluated in accordance with generally accepted accounting principles, subject to adjustment as set forth in this Section 13(ll). The Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee) is authorized to make appropriate adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows; provided, however, that to the extent that an Award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any such adjustment may be made only if such adjustment is objectively determinable and specified in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals for the Award at the time the Performance Goals are established: (1) to exclude restructuring and/or nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to establish fixed defined currency exchange rates to be utilized in the translation of non-U.S. dollar operating results; (4) to exclude the effects of changes to generally accepted accounting principles; (5) to exclude the effects of any statutory adjustments to corporate tax rates; (6) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (7) to exclude amortization of intangible assets and depreciation and impairment of goodwill and intangible assets; (8) to account for any other items of gain, loss or expense determined to be unusual in nature, or nonrecurring or infrequent in occurrence, or related to the disposal of a component of a business; (9) to respond to changes in applicable laws, regulations or accounting principles; and (10) to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to make other appropriate adjustments selected by the Board or the Committee.
(mm) “Performance Period” means the period of time selected by the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee (or Board, if applicable).
(nn) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(oo) “Plan” means this EnerNOC, Inc. 2014 Long-Term Incentive Plan.
(pp) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(qq) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(rr) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(ss) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(tt) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(uu) “Rule 405” means Rule 405 promulgated under the Securities Act.
(vv) “Rule 701” means Rule 701 promulgated under the Securities Act.
(ww) “Securities Act” means the Securities Act of 1933, as amended.
(xx) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(yy) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(zz) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Stock Award or any Other Stock Award.
(aaa) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.
(bbb) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).
(ccc) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

ENERNOC, INC.
2014 LONG-TERM INCENTIVE PLAN
OPTION AGREEMENT
(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)
Pursuant to the Option Grant Notice (the “Grant Notice”) and this Option Agreement (the “Agreement”), EnerNOC, Inc. (the “Company”) has granted you an option under its 2014 Long-Term Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in the Grant Notice at the exercise price indicated in your Grant Notice. The option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.
The details of your option, in addition to those set forth in the Grant Notice and the Plan, are as follows.
1. VESTING.
(a) Subject to the provisions contained herein, your option will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.
(b) If your Continuous Service terminates as a result of your Disability or death, then effective as of the date of such termination of Continuous Service, your option will be credited with additional vesting to the extent of a pro rata portion through the date of such termination of Continuous Service, of any additional vesting rights that would have accrued on the next vesting date had you not incurred such termination of Continuous Service. Any such proration will be based upon the number of days accrued in the current vesting period prior to the date of such termination of Continuous Service.
(c) [Accelerated vesting on Change in Control to be determined on a grant-by-grant basis] [Notwithstanding anything in this Agreement to the contrary, in the event of a Change in Control,             % of the shares of Common Stock subject to your option which would have vested in each vesting installment remaining under your option will be vested unless your option has otherwise expired or been terminated pursuant to its terms or the terms of the Plan.]
2. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares of Common Stock subject to your option and your exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments, if any, as provided in the Plan.
3. EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant.

4. EXERCISE PRIOR TO VESTING (“EARLY EXERCISE”). If permitted in your Grant Notice (i.e., the “Exercise Schedule” indicates “Early Exercise Permitted”) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and (ii) during the term of your option, to exercise all or part of your option, including the unvested portion of your option; provided, however, that:
(a) a partial exercise of your option will be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;
(b) any shares of Common Stock so purchased from installments that have not vested as of the date of exercise will be subject to the purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement;
(c) you will enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and
(d) if your option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the shares of Common Stock with respect to which your option plus all other Incentive Stock Options you hold are exercisable for the first time by you during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), your option(s) or portions thereof that exceed such limit (according to the order in which they were granted) will be treated as Nonstatutory Stock Options.
5. METHOD OF PAYMENT. You must pay the full amount of the exercise price for the shares you wish to exercise. You may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a) Provided that at the time of exercise the Common Stock is publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.
(b) Provided that at the time of exercise the Common Stock is publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. You may not exercise your option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(c) If this option is a Nonstatutory Stock Option, subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Shares of Common Stock will no longer be outstanding under your option and will not be exercisable thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy tax withholding obligations.
6. WHOLE SHARES. You may exercise your option only for whole shares of Common Stock.
7. SECURITIES LAW COMPLIANCE. In no event may you exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if not registered, the Company has determined that such exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with all other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)-1(d)(3), if applicable).
8. TERM. You may not exercise your option before the Date of Grant or after the expiration of the option’s term. The term of your option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:
(a) if you are notified that (i) your Continuous Service is terminated for Cause, or (ii) the Board has determined, subsequent to your termination of Continuous Service (for a reason other than Cause), that either prior or subsequent to such termination of Continuous Service, you engaged in conduct which would constitute Cause, then your Option will immediately be forfeited upon such notice, and you will be prohibited from exercising your Option from and after the time of such notice;
(b) three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability or your death (except as otherwise provided in Section 8(c) or 8(d) below); provided, however, that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, if during any part of such three (3) month period, the sale of any Common Stock received upon exercise of your option would violate the Company’s insider trading policy, then your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service during which the sale of the Common Stock received upon exercise of your option would not be in violation of the Company’s insider trading policy. Notwithstanding the foregoing, if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six (6) months after the Date of Grant, and (iii) you have vested in a portion of your option at the time of your termination of Continuous Service, your option will not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is three (3) months after the termination of your Continuous Service, and (y) the Expiration Date;
(c) twelve (12) months after the termination of your Continuous Service if such termination is due to your Disability (except as otherwise provided in Section 8(d)) below) or you incur a Disability within three (3) months after your Continuous Service terminates for any reason other than Disability or Cause;
(d) eighteen (18) months after the termination of your Continuous Service if such termination is due to your death or you die within three (3) months after your Continuous Service terminates for any reason other than Disability, death or Cause;
(e) the Expiration Date indicated in your Grant Notice; or
(f) the day before the tenth (10th) anniversary of the Date of Grant.

If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the Date of Grant and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.
9. EXERCISE.
(a) You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and/or procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable withholding taxes to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.
(b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.

(c) If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the Date of Grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.
10. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, (i) by delivering written notice to the Company, in a form satisfactory to the Company and any broker designated by the Company to handle option exercises, you may designate a third party who, in the event of your death, will thereafter be entitled to exercise this option and receive the Common Stock or other consideration resulting from such exercise (provided that in the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise), and (ii) upon receiving written permission from the Board or its duly authorized designee, you may transfer your option, provided that such transfer is not prohibited by applicable tax, securities and other laws.
11. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your employment or service. In addition, nothing in your option will obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as an Employee, Director or Consultant for the Company or an Affiliate.
12. WITHHOLDING OBLIGATIONS.
(a) At the time you exercise your option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate which arise in connection with your option.
(b) If this option is a Nonstatutory Stock Option, then upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence will not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock will be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure will be your sole responsibility.

(c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein, if applicable, unless such obligations are satisfied.
13. VOTING RIGHTS. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.
14. OTHER DOCUMENTS. You hereby acknowledge receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting officers, directors and employees to sell shares of Common Stock only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.
15. GOVERNING LAW. This Agreement will be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in the Commonwealth of Massachusetts and agree that such litigation will be conducted in the courts of Suffolk County, Massachusetts or the federal courts of the United States for the District of Massachusetts.
16. NOTICES. Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided in this Agreement, in the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan will control. In addition, your option (and any compensation paid or shares issued under your option) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law.
18. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
19. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of this option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
20. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of your option as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of your option which is then subject to restrictions as provided herein.
21. TAX CONSEQUENCES. The Company has no duty or obligation to minimize the tax consequences to you of this option and will not be liable to you for any adverse tax consequences to you arising in connection with this option. You acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the option. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this option and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so.

22. MISCELLANEOUS.
(a) The rights and obligations of the Company under your option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. Your rights and obligations under your option may only be assigned with the prior written consent of the Company.
(b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your option.
(c) You acknowledge and agree that you have reviewed your option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your option, and fully understand all provisions of your option.
(d) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(e) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
*    *    *
This Option Agreement will be deemed to be signed by you upon the signing by you of the Option Grant Notice to which it is attached.

ENERNOC, INC.
2014 LONG-TERM INCENTIVE PLAN
OPTION GRANT NOTICE
EnerNOC, Inc. (the “Company”), pursuant to its 2014 Long-Term Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth in this Option Grant Notice (the “Grant Notice”) and in the Option Agreement (the “Agreement”) and the Plan, both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement will have the same definitions as in the Plan or the Agreement. If there is any conflict between the terms in this Grant Notice and the Plan, the terms of the Plan will control.

Optionholder:

Date of Grant:

Vesting Commencement Date:

Number of Shares Subject to Option:

Exercise Price (Per Share):

Total Exercise Price:

Expiration Date:

Type of Grant:	Incentive Stock Option[1] Nonstatutory Stock Option

Exercise Schedule:	Same as Vesting Schedule Early Exercise Permitted

Vesting Schedule:	[ ]

Payment:	By one or a combination of the following items (described in the Agreement):

   By cash, check, bank draft or money order payable to the Company

   Pursuant to a Regulation T Program if the shares are publicly traded

   By delivery of already-owned shares if the shares are publicly traded

   If and only to the extent this option is a Nonstatutory Stock Option, and subject to the Company’s     consent at the time of exercise, by a “net exercise” arrangement

[1]
If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

Additional Terms/Acknowledgements: Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding this option and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) any employment or severance arrangement that would provide for vesting acceleration of this option upon the terms and conditions set forth therein and (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law.

By accepting this option, Optionholder acknowledges having received and read this Grant Notice, the Agreement and the Plan and agrees to all of the terms and conditions set forth in these documents. Furthermore, by accepting this option, Optionholder consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

ENERNOC, INC.		OPTIONHOLDER

By:
	Signature		Signature

Title:		Date:

Date:
ATTACHMENTS: Option Agreement and 2014 Long-Term Incentive Plan

ATTACHMENT I
OPTION AGREEMENT

ATTACHMENT II
2014 LONG-TERM INCENTIVE PLAN

NOTICE OF EXERCISE

EnerNOC, Inc. One Marina Park Drive, Suite 400 Boston, MA 02210	Date of Exercise:
This constitutes notice to EnerNOC, Inc. (the “Company”) under my option that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) for the price set forth below.

Type of option (check one):	Incentive	Nonstatutory

Option dated:

Number of Shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	$ ______________	$ ______________

Cash payment delivered herewith:	$ ______________	$ ______________

Value of Shares delivered herewith[1]:	$ ______________	$ ______________

Value of Shares pursuant to net exercise[2]:	$ ______________	$ ______________

Regulation T Program (cashless exercise3):	$ ______________	$ ______________

[1]
Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

[2]	The option must be a Nonstatutory Stock Option, and the Company must have established net exercise procedures at the time of exercise, in order to utilize this payment method.

[3]	Shares must meet the public trading requirements set forth in the option.

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the EnerNOC, Inc. 2014 Long-Term Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such Shares are issued upon exercise of this option.

Very truly yours,

ENERNOC, INC.
2014 LONG-TERM INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT (FOR EMPLOYEES)
Pursuant to the Restricted Stock Unit Award Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Award Agreement (the “Agreement”) and in consideration of your services, EnerNOC, Inc. (the “Company”) has awarded you a Restricted Stock Unit Award (the “Award”) under its 2014 Long-Term Incentive Plan (the “Plan”) for the number of restricted stock units indicated in the Grant Notice. If there is any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.
The details of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.
1. GRANT OF THE AWARD. This Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice (the “Stock Units”). As of the Date of Grant, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of Stock Units subject to the Award. This Award was granted in consideration of your services to the Company. Except as otherwise provided herein, you will not be required to make any payment to the Company (other than past and future services to the Company) with respect to your receipt of the Award, the vesting of the Stock Units or the delivery of the Common Stock to be issued in respect of the Award.
2. VESTING.
(a) Subject to the provisions contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service. Upon such termination of your Continuous Service, the Stock Units credited to the Account that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in such Stock Units or the shares of Common Stock to be issued in respect of such portion of the Award.
(b) If your Continuous Service terminates as a result of your Disability or death, then effective as of the date of such termination of Continuous Service, your Award will be credited with additional vesting to the extent of a pro rata portion of the shares of Common Stock subject to your Award through the date of such termination of Continuous Service as would have been credited had you not incurred such termination of Continuous Service. Any such proration will be based upon the number of days accrued prior to the date of such termination of Continuous Service.

(c) [Accelerated vesting on Change in Control to be determined on a grant-by-grant basis] [Notwithstanding anything in this Agreement to the contrary, in the event of a Change in Control,         % of the Stock Units subject to your Award which would have vested in each vesting installment remaining under your Award will be vested unless your Award has otherwise expired or been terminated pursuant to its terms or the terms of the Plan.]
3. NUMBER OF STOCK UNITS AND SHARES OF COMMON STOCK.
(a) The number of Stock Units subject to your Award will be adjusted for Capitalization Adjustments, if any, as provided in the Plan.
(b) Any additional Stock Units that become subject to the Award pursuant to this Section 3 will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Stock Units covered by your Award.
(c) Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3. The Board will, in its discretion, determine an equivalent benefit for any fractional shares or fractional shares that may be created by the adjustments referred to in this Section 3.
4. SECURITIES LAW COMPLIANCE. You may not be issued any shares of Common Stock in respect of your Award unless either (i) the shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with all other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.
5. TRANSFER RESTRICTIONS. Your Award is not transferable, except by will or by the laws of descent and distribution. In addition to any other limitation on transfer created by applicable securities laws, you agree not to assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the shares of Common Stock subject to the Award until the shares are issued to you in accordance with Section 6 of this Agreement. After the shares have been issued to you, you are free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein and applicable securities laws. Notwithstanding the foregoing, (i) by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death pursuant to this Agreement, and (ii) upon receiving written permission from the Board or its duly authorized designee, you may transfer your Award, provided that such transfer is not prohibited by applicable tax, securities and other laws and that the Stock Units and shares of Common Stock subject to the Award remain subject to the terms of this Agreement.

6. DATE OF ISSUANCE.
(a) To the extent your Award is exempt from application of Section 409A of the Code and any state law of similar effect (collectively “Section 409A”), the Company will deliver to you a number of shares of Common Stock equal to the number of vested Stock Units subject to your Award, including any additional Stock Units received pursuant to Section 3 above that relate to those vested Stock Units on the applicable vesting date(s). However, if a scheduled delivery date falls on a date that is not a business day, such delivery date will instead fall on the next following business day. Notwithstanding the foregoing, in the event that (i) you are subject to the Company’s policy permitting officers, directors and employees to sell shares of Common Stock only during certain “window” periods, in effect from time to time (the “Policy”) or you are otherwise prohibited from selling shares of Common Stock on the open market and any shares covered by your Award are scheduled to be delivered on a day (the “Original Distribution Date”) that does not occur during an open “window period” applicable to you or a day on which you are permitted to sell shares of Common Stock pursuant to a written plan that meets the requirements of Rule 10b5-1 under the Exchange Act, as determined by the Company in accordance with the Policy, or does not occur on a date when you are otherwise permitted to sell shares of Common Stock on the open market, and (ii) the Company elects not to satisfy its tax withholding obligations by withholding shares from your distribution, then such shares will not be delivered on such Original Distribution Date and will instead be delivered on the first business day of the next occurring open “window period” applicable to you pursuant to such Policy (regardless of whether you are still providing Continuous Service at such time) or the next business day when you are not prohibited from selling shares of Common Stock on the open market, but in no event later than the fifteenth (15th) day of the third calendar month of the calendar year following the calendar year in which the shares covered by the Award vest. Delivery of the shares pursuant to the provisions of this Section 6(a) is intended to comply with the requirements for the short-term deferral exemption available under Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such manner. The form of such delivery of the shares (e.g., a stock certificate or electronic entry evidencing such shares) will be determined by the Company.
(b) The provisions of this Section 6(b) are intended to apply to the extent your Award is subject to Section 409A because of the terms of a severance arrangement or other agreement between you and the Company, if any, that provide for acceleration of vesting of your Award and issuance of the shares in respect of the Award upon your termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4) or 1.409A-1(b)(9) (“Non-Exempt Severance Arrangement”). To the extent your Award is subject to and not exempt from application of Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions in this Section 6(b) will supersede anything to the contrary in Section 6(a).
(i) If your Award vests in the ordinary course during your Continuous Service in accordance with the vesting schedule set forth in the Grant Notice, without accelerating vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of your Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date and (ii) the 60th day that follows the applicable vesting date.

(ii) If vesting of your Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with your Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of your Award and, therefore, are part of the terms of your Award as of the date of grant, then the shares will be earlier issued in respect of your Award upon your Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of your Separation from Service. However, if at the time the shares would otherwise be issued you are subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares will not be issued before the date that is six (6) months following the date of your Separation from Service, or, if earlier, the date of your death that occurs within such six month period.
(iii) If vesting of your Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with your Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Award and, therefore, are not a part of the terms of your Award on the date of grant, then such acceleration of vesting of your Award will not accelerate the issuance date of the shares, but the shares will instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during your Continuous Service, notwithstanding the vesting acceleration of the Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

7. DIVIDENDS. You will receive no benefit or adjustment to your Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment as provided in the Plan; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your Award after such shares have been delivered to you.
8. RESTRICTIVE LEGENDS. The shares of Common Stock issued in respect of your Award will be endorsed with appropriate legends, if any, as determined by the Company.
9. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award will be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your employment or service. In addition, nothing in your Award will obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as an Employee, Director or Consultant for the Company or an Affiliate.
10. WITHHOLDING OBLIGATIONS.
(a) On or before the time you receive a distribution of the shares subject to your Award, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from the shares of Common Stock issuable to you and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate which arise in connection with your Award (the “Withholding Taxes”). Additionally, the Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or Affiliate; (ii) causing you to tender a cash payment; (iii) permitting you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Award to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Common Stock are issued to you pursuant to Section 6) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld will not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income.
(b) Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company will have no obligation to deliver to you any Common Stock.
(c) In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.
11. UNSECURED OBLIGATION. Your Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you pursuant to Section 6 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.
12. OTHER DOCUMENTS. You hereby acknowledge receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting officers, directors and employees to sell shares of Common Stock only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

13. GOVERNING LAW. This Agreement will be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in the Commonwealth of Massachusetts and agree that such litigation will be conducted in the courts of Suffolk County, Massachusetts or the federal courts of the United States for the District of Massachusetts.
14. NOTICES. Any notices provided for in your Award or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
15. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided in this Agreement, in the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan will control. In addition, your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law.
16. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
17. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
18. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of your Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of your Award which is then subject to restrictions as provided herein.
19. NO OBLIGATION TO MINIMIZE TAXES. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so.
20. MISCELLANEOUS.
(a) The rights and obligations of the Company under your Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.
(b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.
(c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award.
(d) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(e) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
*    *    *
This Restricted Stock Unit Award Agreement will be deemed to be signed by you upon the signing by you of the Restricted Stock Unit Award Grant Notice to which it is attached.

ENERNOC, INC.
2014 LONG-TERM INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT (FOR EXECUTIVE OFFICERS)
Pursuant to the Restricted Stock Unit Award Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Award Agreement (the “Agreement”) and in consideration of your services, EnerNOC, Inc. (the “Company”) has awarded you a Restricted Stock Unit Award (the “Award”) under its 2014 Long-Term Incentive Plan (the “Plan”) for the number of restricted stock units indicated in the Grant Notice. If there is any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.
The details of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.
1.    GRANT OF THE AWARD. This Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice (the “Stock Units”). As of the Date of Grant, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of Stock Units subject to the Award. This Award was granted in consideration of your services to the Company. Except as otherwise provided herein, you will not be required to make any payment to the Company (other than past and future services to the Company) with respect to your receipt of the Award, the vesting of the Stock Units or the delivery of the Common Stock to be issued in respect of the Award.
2.    VESTING.
(a)    Subject to the provisions contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service. Upon such termination of your Continuous Service, the Stock Units credited to the Account that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in such Stock Units or the shares of Common Stock to be issued in respect of such portion of the Award.
(b)    If your Continuous Service terminates as a result of your Disability or death, then effective as of the date of such termination of Continuous Service, your Award will be credited with additional vesting to the extent of a pro rata portion of the shares of Common Stock subject to your Award through the date of such termination of Continuous Service as would have been credited had you not incurred such termination of Continuous Service. Any such proration will be based upon the number of days accrued prior to the date of such termination of Continuous Service.
(c)    [Accelerated vesting on Change in Control to be determined on a grant-by-grant basis] [Notwithstanding anything in this Agreement to the contrary, in the event of a Change in Control, ___% of the Stock Units subject to your Award which would have vested in each vesting installment remaining under your Award will be vested unless your Award has otherwise expired or been terminated pursuant to its terms or the terms of the Plan.]
3.    NUMBER OF STOCK UNITS AND SHARES OF COMMON STOCK.
(a)     The number of Stock Units subject to your Award will be adjusted for Capitalization Adjustments, if any, as provided in the Plan.
(b)    Any additional Stock Units that become subject to the Award pursuant to this Section 3 will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Stock Units covered by your Award.
(c)    Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3. The Board will, in its discretion, determine an equivalent benefit for any fractional shares or fractional shares that may be created by the adjustments referred to in this Section 3.
4.    SECURITIES LAW COMPLIANCE. You may not be issued any shares of Common Stock in respect of your Award unless either (i) the shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with all other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.
5.    TRANSFER RESTRICTIONS. Your Award is not transferable, except by will or by the laws of descent and distribution. In addition to any other limitation on transfer created by applicable securities laws, you agree not to assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the shares of Common Stock subject to the Award until the shares are issued to you in accordance with Section 6 of this Agreement. After the shares have been issued to you, you are free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein and applicable securities laws. Notwithstanding the foregoing, (i) by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death pursuant to this Agreement, and (ii) upon receiving written permission from the Board or its duly authorized designee, you may transfer your Award, provided that such transfer is not prohibited by applicable tax, securities and other laws and that the Stock Units and shares of Common Stock subject to the Award remain subject to the terms of this Agreement.
6.    DATE OF ISSUANCE.
(a)    Shares will be issued in respect of the number of Stock Units subject to the Award, including any additional Stock Units received pursuant to Section 3 above that relate to those Stock Units, in accordance with the Issuance Schedule set forth in the Grant Notice; provided, however, that if the issuance of such shares occurs upon your separation from service, and if you are then a “specified employee” (as such term is defined in Section 409A(a)(2)(B)(i) of the Code) of the Company or any successor entity thereto, then, solely to the extent necessary to avoid the incurrence of the adverse personal tax consequences to you under Code Section 409A, the issuance of such shares shall be delayed until the fifth business day after the earlier to occur of (i) the date that is six (6) months after your separation from service and (ii) the date of your death. The issuance date determined by this paragraph is referred to as the “Original Distribution Date”.
(b)    However, if the Original Distribution Date falls on a date that is not a business day, such delivery date will instead fall on the next following business day. Notwithstanding the foregoing, in the event that (i) you are subject to the Company’s policy permitting officers, directors and employees to sell shares of Common Stock only during certain “window” periods, in effect from time to time (the “Policy”) or you are otherwise prohibited from selling shares of Common Stock on the open market and the Original Issuance Date does not occur during an open “window period” applicable to you or a day on which you are permitted to sell shares of Common Stock pursuant to a written plan that meets the requirements of Rule 10b5-1 under the Exchange Act, as determined by the Company in accordance with the Policy, or does not occur on a date when you are otherwise permitted to sell shares of Common Stock on the open market, then such shares will not be delivered on such Original Distribution Date and will instead be delivered on the first business day of the next occurring open “window period” applicable to you pursuant to such Policy (regardless of whether you are still providing Continuous Service at such time) or the next business day when you are not prohibited from selling shares of Common Stock on the open market, but in no event later than the later of (i) December 31st of the calendar year that includes the Original Distribution Date, or (ii) the fifteenth (15th) day of the third calendar month following the Original Distribution Date. Delivery of the shares pursuant to the provisions of this Section 6(b) is intended to comply with the requirements of Treasury Regulations Section 1.409A-3(d) and will be construed and administered in such manner. The form of such delivery of the shares (e.g., a stock certificate or electronic entry evidencing such shares) will be determined by the Company.
7.    DIVIDENDS. You will receive no benefit or adjustment to your Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment as provided in the Plan; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your Award after such shares have been delivered to you.
8.    RESTRICTIVE LEGENDS. The shares of Common Stock issued in respect of your Award will be endorsed with appropriate legends, if any, as determined by the Company.
9.    AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award will be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your employment or service. In addition, nothing in your Award will obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as an Employee, Director or Consultant for the Company or an Affiliate.

10.    WITHHOLDING OBLIGATIONS.
(a)    On or before the time you receive a distribution of the shares subject to your Award, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from the shares of Common Stock issuable to you and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate which arise in connection with your Award (the “Withholding Taxes”). Additionally, the Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or Affiliate; (ii) causing you to tender a cash payment; (iii) permitting you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Award to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Common Stock are issued to you pursuant to Section 6) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld will not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income.
(b)    Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company will have no obligation to deliver to you any Common Stock.
(c)    In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.
11.    UNSECURED OBLIGATION. Your Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you pursuant to Section 6 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.
12.    OTHER DOCUMENTS. You hereby acknowledge receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting officers, directors and employees to sell shares of Common Stock only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.
13.    GOVERNING LAW. This Agreement will be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in the Commonwealth of Massachusetts and agree that such litigation will be conducted in the courts of Suffolk County, Massachusetts or the federal courts of the United States for the District of Massachusetts.
14.    NOTICES. Any notices provided for in your Award or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
15.    GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided in this Agreement, in the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan will control. In addition, your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law.

16.    SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
17.    EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
18.    AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of your Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of your Award which is then subject to restrictions as provided herein.
19.    NO OBLIGATION TO MINIMIZE TAXES. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so.
20.    MISCELLANEOUS.
(a)    The rights and obligations of the Company under your Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.
(b)    You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.
(c)    You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award.
(d)    This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(e)    All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
*    *    *
This Restricted Stock Unit Award Agreement will be deemed to be signed by you upon the signing by you of the Restricted Stock Unit Award Grant Notice to which it is attached.

ENERNOC, INC.
2014 LONG-TERM INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT (FOR DIRECTORS)
Pursuant to the Restricted Stock Unit Award Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Award Agreement (the “Agreement”) and in consideration of your services, EnerNOC, Inc. (the “Company”) has awarded you a Restricted Stock Unit Award (the “Award”) under its 2014 Long-Term Incentive Plan (the “Plan”) for the number of restricted stock units indicated in the Grant Notice. If there is any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.
The details of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.
21.    GRANT OF THE AWARD. This Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice (the “Stock Units”). As of the Date of Grant, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of Stock Units subject to the Award. This Award was granted in consideration of your services to the Company. Except as otherwise provided herein, you will not be required to make any payment to the Company (other than past and future services to the Company) with respect to your receipt of the Award or the delivery of the Common Stock to be issued in respect of the Award.
22.    VESTING. Your Award is fully vested on the Date of Grant as provided in the Grant Notice.
23.    NUMBER OF STOCK UNITS AND SHARES OF COMMON STOCK.
(a)     The number of Stock Units subject to your Award will be adjusted for Capitalization Adjustments, if any, as provided in the Plan.
(b)    Any additional Stock Units that become subject to the Award pursuant to this Section 3 will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Stock Units covered by your Award.
(c)    Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3. The Board will, in its discretion, determine an equivalent benefit for any fractional shares or fractional shares that may be created by the adjustments referred to in this Section 3.
24.    SECURITIES LAW COMPLIANCE. You may not be issued any shares of Common Stock in respect of your Award unless either (i) the shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with all other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.
25.    TRANSFER RESTRICTIONS. Your Award is not transferable, except by will or by the laws of descent and distribution. In addition to any other limitation on transfer created by applicable securities laws, you agree not to assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the shares of Common Stock subject to the Award until the shares are issued to you in accordance with Section 6 of this Agreement. After the shares have been issued to you, you are free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein and applicable securities laws. Notwithstanding the foregoing, (i) by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death pursuant to this Agreement, and (ii) upon receiving written permission from the Board or its duly authorized designee, you may transfer your Award, provided that such transfer is not prohibited by applicable tax, securities and other laws and that the Stock Units and shares of Common Stock subject to the Award remain subject to the terms of this Agreement.

26.    DATE OF ISSUANCE.
(a)    Shares will be issued in respect of the number of Stock Units subject to the Award, including any additional Stock Units received pursuant to Section 3 above that relate to those Stock Units, in accordance with the Issuance Schedule set forth in the Grant Notice; provided, however, that if the issuance of such shares occurs upon your separation from service, and if you are then a “specified employee” (as such term is defined in Section 409A(a)(2)(B)(i) of the Code) of the Company or any successor entity thereto, then, solely to the extent necessary to avoid the incurrence of the adverse personal tax consequences to you under Code Section 409A, the issuance of such shares shall be delayed until the fifth business day after the earlier to occur of (i) the date that is six (6) months after your separation from service and (ii) the date of your death. The issuance date determined by this paragraph is referred to as the “Original Distribution Date”.
(b)    However, if the Original Distribution Date falls on a date that is not a business day, such delivery date will instead fall on the next following business day. Notwithstanding the foregoing, in the event that (i) you are subject to the Company’s policy permitting officers, directors and employees to sell shares of Common Stock only during certain “window” periods, in effect from time to time (the “Policy”) or you are otherwise prohibited from selling shares of Common Stock on the open market and the Original Issuance Date does not occur during an open “window period” applicable to you or a day on which you are permitted to sell shares of Common Stock pursuant to a written plan that meets the requirements of Rule 10b5-1 under the Exchange Act, as determined by the Company in accordance with the Policy, or does not occur on a date when you are otherwise permitted to sell shares of Common Stock on the open market, then such shares will not be delivered on such Original Distribution Date and will instead be delivered on the first business day of the next occurring open “window period” applicable to you pursuant to such Policy (regardless of whether you are still providing Continuous Service at such time) or the next business day when you are not prohibited from selling shares of Common Stock on the open market, but in no event later than the later of (i) December 31st of the calendar year that includes the Original Distribution Date, or (ii) the fifteenth (15th) day of the third calendar month following the Original Distribution Date. Delivery of the shares pursuant to the provisions of this Section 6(b) is intended to comply with the requirements of Treasury Regulations Section 1.409A-3(d) and will be construed and administered in such manner. The form of such delivery of the shares (e.g., a stock certificate or electronic entry evidencing such shares) will be determined by the Company.
27.    DIVIDENDS. You will receive no benefit or adjustment to your Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment as provided in the Plan; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your Award after such shares have been delivered to you.
28.    RESTRICTIVE LEGENDS. The shares of Common Stock issued in respect of your Award will be endorsed with appropriate legends, if any, as determined by the Company.
29.    AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award will be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your employment or service. In addition, nothing in your Award will obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as an Employee, Director or Consultant for the Company or an Affiliate.
30.    WITHHOLDING OBLIGATIONS.
(a)    On or before the time you receive a distribution of the shares subject to your Award, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from the shares of Common Stock issuable to you and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate which arise in connection with your Award, if applicable (the “Withholding Taxes”). Additionally, the Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or Affiliate; (ii) causing you to tender a cash payment; (iii) permitting you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Award to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Common Stock are issued to you pursuant to Section 6) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld will not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income.

(b)    Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company will have no obligation to deliver to you any Common Stock.
(c)    In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.
31.    UNSECURED OBLIGATION. Your Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you pursuant to Section 6 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.
32.    OTHER DOCUMENTS. You hereby acknowledge receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting officers, directors and employees to sell shares of Common Stock only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.
33.    GOVERNING LAW. This Agreement will be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in the Commonwealth of Massachusetts and agree that such litigation will be conducted in the courts of Suffolk County, Massachusetts or the federal courts of the United States for the District of Massachusetts.
34.    NOTICES. Any notices provided for in your Award or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
35.    GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided in this Agreement, in the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan will control. In addition, your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law.
36.    SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
37.    EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
38.    AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of your Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of your Award which is then subject to restrictions as provided herein.
39.    NO OBLIGATION TO MINIMIZE TAXES. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so.
40.    MISCELLANEOUS.
(a)    The rights and obligations of the Company under your Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.
(b)    You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.
(c)    You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award.
(d)    This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(e)    All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
*    *    *
This Restricted Stock Unit Award Agreement will be deemed to be signed by you upon the signing by you of the Restricted Stock Unit Award Grant Notice to which it is attached.

ENERNOC, INC.
2014 LONG-TERM INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD GRANT NOTICE
EnerNOC, Inc. (the “Company”), pursuant to its 2014 Long-Term Incentive Plan (the “Plan”), hereby awards to Participant the number of restricted stock units specified and on the terms set forth below (the “Award”). This Award is subject to all of the terms and conditions as set forth in this Restricted Stock Unit Award Grant Notice (the “Grant Notice”) and in the Restricted Stock Unit Award Agreement (the “Agreement”) and the Plan, both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement will have the same definitions as in the Plan or the Agreement. If there is any conflict between the terms in this Grant Notice and the Plan, the terms of the Plan will control.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Restricted Stock Units:
Consideration:	Participant’s Services
Vesting Schedule: [                                                                          ]

Issuance Schedule:	One share of Common Stock will be issued for each restricted stock unit which vests at the time set forth in Section 6 of the Agreement.
Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the Award and supersede all prior oral and written agreements, promises and/or representations on that subject, with the exception of: (i) any employment or severance arrangement that would provide for vesting acceleration of the Award upon the terms and conditions set forth therein or (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law.
By accepting this Award, Participant acknowledges having received and read this Grant Notice, the Agreement and the Plan and agrees to all of the terms and conditions set forth in these documents. Furthermore, by accepting this Award, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

ENERNOC, INC.		PARTICIPANT

By:
	Signature		Signature

Title:		Date:

Date:
ATTACHMENTS: Restricted Stock Unit Award Agreement, 2014 Long-Term Incentive Plan

ATTACHMENT I
RESTRICTED STOCK UNIT AWARD AGREEMENT

ATTACHMENT II
2014 LONG-TERM INCENTIVE PLAN

ENERNOC, INC.
2014 LONG-TERM INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT
Pursuant to the Restricted Stock Award Grant Notice (the “Grant Notice”) and this Restricted Stock Award Agreement (the “Agreement”) and in consideration of your services, EnerNOC, Inc. (the “Company”) has awarded you a Restricted Stock Award (the “Award”) under its 2014 Long-Term Incentive Plan (the “Plan”) for the number of shares of Common Stock indicated in the Grant Notice. If there is any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.
The details of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.
1. VESTING.
(a) Subject to the provisions contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.
(b) If your Continuous Service terminates as a result of your Disability or death, then effective as of the date of such termination of Continuous Service, any forfeiture conditions or repurchase rights held by the Company with respect to your Award will lapse to the extent of a pro rata portion of the shares of Common Stock subject to your Award through the date of such termination of Continuous Service as would have lapsed had you not incurred such termination of Continuous Service. Any such proration will be based upon the number of days accrued prior to the date of such termination of Continuous Service.
(c) [Accelerated vesting on Change in Control to be determined on a grant-by-grant basis] [Notwithstanding anything in this Agreement to the contrary, in the event of a Change in Control,         % of the shares of Common Stock subject to your Award which would have vested in each vesting installment remaining under your Award will be vested unless your Award has otherwise expired or been terminated pursuant to its terms or the terms of the Plan.]
2. NUMBER OF SHARES. The number of shares of Common Stock subject to your Award will be adjusted for Capitalization Adjustments, if any, as provided in the Plan.
3. SECURITIES LAW COMPLIANCE. You may not be issued any shares of Common Stock in respect of your Award unless either (i) the shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with all other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

4. TRANSFER RESTRICTIONS. Your Award is not transferable, except by will or by the laws of descent and distribution. In addition to any other limitation on transfer created by applicable securities laws, you agree not to assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the shares of Common Stock subject to the Award until the shares are vested and released from any escrow provided for herein. After the shares are vested and released from any escrow provided for herein, you are free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein and applicable securities laws. Notwithstanding the foregoing, (i) by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, will thereafter be entitled to receive any shares that have vested and been released from any escrow provided for herein as of the time of your death pursuant to this Agreement, and (ii) upon receiving written permission from the Board or its duly authorized designee, you may transfer your Award, provided that such transfer is not prohibited by applicable tax, securities and other laws and that the shares of Common Stock subject to the Award remain subject to the terms of this Agreement.
5. RIGHT OF REACQUISITION OF UNVESTED SHARES.
(a) The Company will have a right to reacquire all or any part of the shares of Common Stock received pursuant to your Award (a “Reacquisition Right”) that have not as yet vested in accordance with the vesting schedule provided in the Grant Notice (the “Unvested Shares”) on the following terms and conditions:
(i) The Company will simultaneously with the termination of your Continuous Service automatically reacquire for no consideration all of the Unvested Shares, unless the Company agrees to waive its Reacquisition Right as to some or all of the Unvested Shares. Any such waiver will be exercised by the Company by written notice to you or your representative (with a copy to the escrow agent party to the Joint Escrow Instructions attached to the Grant Notice (the “Escrow Agent”)) within ninety (90) days after the termination of your Continuous Service, and the Escrow Agent may then release to you the number of Unvested Shares not being reacquired by the Company. If the Company does not waive its Reacquisition Right as to all of the Unvested Shares, then upon such termination of your Continuous Service, the Escrow Agent will transfer to the Company the number of Unvested Shares the Company is reacquiring.

(ii) The shares issued under your Award will be held in escrow pursuant to the terms of the Joint Escrow Instructions attached to the Grant Notice as Attachment III. You agree to execute two (2) Assignment Separate From Certificate forms (with date and number of shares blank) substantially in the form attached to the Grant Notice as Attachment IV and deliver the same, along with the certificate or certificates evidencing the shares, for use by the escrow agent pursuant to the terms of the Joint Escrow Instructions.

(iii) Subject to the provisions of your Award, you will, during the term of your Award, exercise all rights and privileges of a stockholder of the Company with respect to the shares deposited in escrow. You will be deemed to be the holder of the shares for purposes of receiving any dividends which may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of such shares have not yet vested and been released from the Reacquisition Right.
(iv) If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding stock of the Company the stock of which is subject to the provisions of your Award, then in such event any and all new, substituted or additional securities to which you are entitled by reason of your ownership of the shares acquired under your Award will be immediately subject to the Reacquisition Right with the same force and effect as the shares subject to this Reacquisition Right immediately before such event.
6. RESTRICTIVE LEGENDS. The shares of Common Stock issued in respect of your Award will be endorsed with appropriate legends, if any, as determined by the Company.
7. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award will be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your employment or service. In addition, nothing in your Award will obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as an Employee, Director or Consultant for the Company or an Affiliate.
8. WITHHOLDING OBLIGATIONS.
(a) At the time your Award is made, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from the shares of Common Stock issuable to you or that are released from any escrow provided for herein and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate which arise in connection with your Award (the “Withholding Taxes”). Additionally, the Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or Affiliate; (ii) causing you to tender a cash payment; (iii) permitting you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered or released from escrow in connection with your Award to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you or released from escrow in connection with the Award with a Fair Market Value (measured as of the applicable date) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld will not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income.

(b) Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company will have no obligation to issue a certificate for the shares of Common Stock subject to your Award or release such shares from any escrow provided for herein.
(c) In the event the Company’s obligation to withhold arises prior to the issuance of a certificate for the shares of Common Stock subject to your Award or release of such shares from any escrow provided for herein, or it is determined after such issuance or release that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.
9. TAX CONSEQUENCES. The acquisition and vesting of the shares of Common Stock subject to your Award may have adverse tax consequences to you that may be avoided or mitigated by filing an election under Section 83(b) of the Internal Revenue Code, as amended (the “Code”). Such election must be filed within thirty (30) days after the date of your Award. YOU ACKNOWLEDGE THAT IT IS YOUR OWN RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(B) OF THE CODE, EVEN IF YOU REQUEST THE COMPANY TO MAKE THE FILING ON YOUR BEHALF.

10. OTHER DOCUMENTS. You hereby acknowledge receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting officers, directors and employees to sell shares of Common Stock only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.
11. GOVERNING LAW. This Agreement will be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in the Commonwealth of Massachusetts and agree that such litigation will be conducted in the courts of Suffolk County, Massachusetts or the federal courts of the United States for the District of Massachusetts.
12. NOTICES. Any notices provided for in your Award or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

13. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided in this Agreement, in the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan will control. In addition, your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law.
14. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
15. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
16. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of your Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of your Award which is then subject to restrictions as provided herein.
17. NO OBLIGATION TO MINIMIZE TAXES. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so.

18. MISCELLANEOUS.
(a) The rights and obligations of the Company under your Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.
(b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.
(c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award.

(d) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(e) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
*    *    *
This Restricted Stock Award Agreement will be deemed to be signed by you upon the signing by you of the Restricted Stock Award Grant Notice to which it is attached.

ENERNOC, INC.
2014 LONG-TERM INCENTIVE PLAN
RESTRICTED STOCK AWARD GRANT NOTICE
EnerNOC, Inc. (the “Company”), pursuant to its 2014 Long-Term Incentive Plan (the “Plan”), hereby awards to Participant the number of shares of the Company’s Common Stock set forth below (the “Award”). This Award is subject to all of the terms and conditions as set forth in this Restricted Stock Award Grant Notice (the “Grant Notice”) and in the Restricted Stock Award Agreement (the “Agreement”), the Plan, the form of Joint Escrow Instructions and the form of Assignment Separate from Certificate, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement will have the same definitions as in the Plan or the Agreement. If there is any conflict between the terms in this Grant Notice and the Plan, the terms of the Plan will control.

Participant:	_________________________________
Date of Grant:	_________________________________
Vesting Commencement Date:	_________________________________
Number of Shares Subject to Award:	_________________________________
Consideration:	Participant’s Services
Vesting Schedule: [                                         ]
Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the Award and supersede all prior oral and written agreements, promises and/or representations on that subject, with the exception of: (i) any employment or severance arrangement that would provide for vesting acceleration of the Award upon the terms and conditions set forth therein or (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law.
By accepting this Award, Participant acknowledges having received and read this Grant Notice, the Agreement and the Plan and agrees to all of the terms and conditions set forth in these documents. Furthermore, by accepting this Award, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

ENERNOC, INC.		PARTICIPANT

By:
	Signature	Signature
Title:		Date:

Date:

ATTACHMENTS:	Restricted Stock Award Agreement, 2014 Long-Term Incentive Plan, form of Joint Escrow Instructions, form of Assignment Separate from Certificate and Section 83(b) Election

ATTACHMENT I
RESTRICTED STOCK AWARD AGREEMENT

ATTACHMENT II
2014 LONG-TERM INCENTIVE PLAN

ATTACHMENT III
JOINT ESCROW INSTRUCTIONS

ATTACHMENT IV
ASSIGNMENT SEPARATE FROM CERTIFICATE

ATTACHMENT V
SECTION  83(B) ELECTION

JOINT ESCROW INSTRUCTIONS
[DATE]
Corporate Secretary
EnerNOC, Inc.
One Marina Park Drive, Suite 400
Boston, MA 02210
Dear Sir/Madam:
As Escrow Agent for both EnerNOC, Inc. (the “Company”) and the undersigned recipient of stock of the Company (“Recipient”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Grant Notice (the “Grant Notice”), dated                      to which a copy of these Joint Escrow Instructions is attached as Attachment III, and pursuant to the terms of that certain Restricted Stock Award Agreement (“Agreement”), which is Attachment I to the Grant Notice, in accordance with the following instructions:
1. In the event Recipient ceases to render services to the Company or an affiliate of the Company during the vesting period set forth in the Grant Notice, the Company or its assignee will give to Recipient and you a written notice specifying that the shares of stock shall be transferred to the Company. Recipient and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.
2. At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company.
3. Recipient irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Grant Notice or Agreement. Recipient does hereby irrevocably constitute and appoint you as Recipient’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.
4. This escrow shall terminate upon vesting of the shares or upon the earlier return of the shares to the Company.
5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Recipient, you shall deliver all of same to any pledgee entitled thereto or, if none, to Recipient and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Recipient while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Grant Notice or any documents or papers deposited or called for hereunder.
10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.
11. You shall be entitled to employ such legal counsel, including but not limited to Cooley LLP, and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.
12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Recipient hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Box, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten (10) days’ written notice to each of the other parties hereto:

COMPANY:	EnerNOC, Inc.
One Marina Park Drive, Suite 400 Boston, MA 02210 Attn: General Counsel

RECIPIENT:	_______________________________
_______________________________
_______________________________
_______________________________

ESCROW AGENT:	EnerNOC, Inc. One Marina Park Drive, Suite 400 Boston, MA 02210 Attn: Corporate Secretary
16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Grant Notice.
17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. It is understood and agreed that references to “you” or “your” herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Grant Notice and these Joint Escrow Instructions in whole or in part.

Very truly yours,

ENERNOC, INC.

By:

RECIPIENT

Name:

ESCROW AGENT:

ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (the “Award”),                              hereby assigns and transfers unto EnerNOC, Inc. (“Assignee” or “Company”)                          (            ) shares of the common stock of the Assignee, standing in the undersigned’s name on the books of the Company represented by Certificate No.              herewith and does hereby irrevocably constitute and appoint                          as attorney-in-fact to transfer the said stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Award, in connection with the reacquisition of shares of Common Stock of the Company issued to the undersigned pursuant to the Award, and only to the extent that such shares remain subject to the Company’s Reacquisition Right under the Award.
Dated:

Signature:
[ ], Recipient
[INSTRUCTION: Please do not fill in any blanks other than the signature line. The purpose of this Assignment is to enable the Company to exercise its Reacquisition Right set forth in the Award without requiring additional signatures on your part.]

SECTION 83(b) ELECTION
[DATE]
Department of the Treasury
Internal Revenue Service
[CITY, STATE ZIP]2

Re:	Election Under Section 83(b)
Ladies and Gentlemen:
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares. The following information is supplied in accordance with Treasury Regulation § 1.83-2:

1.	The name, social security number, address of the undersigned, and the taxable year for which this election is being made are:

Name:	______________
Social Security Number:	______________
Address:	______________
______________
Taxable year:	______________

2.	The property that is the subject of this election: [ ] shares of Common Stock of EnerNOC, Inc., a Delaware corporation (the “Company”).

3.	The property was transferred on: [ ].

4.
The property is subject to the following restrictions: The shares are subject to forfeiture if the undersigned ceases to be employed by or provide services to the Company. The risk of forfeiture lapses over a specified vesting period.

5.
The fair market value of the property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in Treasury Regulation § 1.83-3(h)): $[             ] per share x [            ] shares = $[            ].

6.	For the property transferred, the undersigned paid: $0.00 per share x [ ] shares = $0.00.

7.	The amount to include in gross income is: $[ ].

[2]	Per Treasury Regulation § 1.83-2(c), the Section 83(b) election must be filed with the IRS office where the person otherwise files his or her tax return.

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Very truly yours,

[DATE]
RETURN SERVICE REQUESTED
Department of the Treasury
Internal Revenue Service
[CITY, STATE ZIP]

Re:	Election Under Section 83(b) of the Internal Revenue Code
Dear Sir or Madam:
Enclosed please find an executed form of election under Section 83(b) of the Internal Revenue Code of 1986, as amended, filed with respect to an interest in EnerNOC, Inc., a Delaware corporation.
Also enclosed is a copy of this letter and a stamped, self-addressed envelope. Please acknowledge receipt of these materials by marking the copy when received and returning it to the undersigned.
Thank you very much for your assistance.

Very truly yours,

Enclosures

ENERNOC, INC.
2014 LONG-TERM INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT FOR UK RECIPIENT
Pursuant to the Restricted Stock Award Grant Notice (the “Grant Notice”) and this Restricted Stock Award Agreement (the “Agreement”) and in consideration of your services, EnerNOC, Inc. (the “Company”) has awarded you a Restricted Stock Award (the “Award”) under its 2014 Long-Term Incentive Plan (the “Plan”) for the number of shares of Common Stock indicated in the Grant Notice. If there is any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.
The details of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.
1. VESTING.
(a) Subject to the provisions contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.
(b) If your Continuous Service terminates as a result of your Disability or death, then effective as of the date of such termination of Continuous Service, any forfeiture conditions or repurchase rights held by the Company with respect to your Award will lapse to the extent of a pro rata portion of the shares of Common Stock subject to your Award through the date of such termination of Continuous Service as would have lapsed had you not incurred such termination of Continuous Service. Any such proration will be based upon the number of days accrued prior to the date of such termination of Continuous Service.
(c) [Accelerated vesting on Change in Control to be determined on a grant-by-grant basis] [Notwithstanding anything in this Agreement to the contrary, in the event of a Change in Control,         % of the shares of Common Stock subject to your Award which would have vested in each vesting installment remaining under your Award will be vested unless your Award has otherwise expired or been terminated pursuant to its terms or the terms of the Plan.]
2. NUMBER OF SHARES. The number of shares of Common Stock subject to your Award will be adjusted for Capitalization Adjustments, if any, as provided in the Plan.
3. SECURITIES LAW COMPLIANCE. You may not be issued any shares of Common Stock in respect of your Award unless either (i) the shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with all other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

4. TRANSFER RESTRICTIONS. Your Award is not transferable, except on death to your personal representative. In addition to any other limitation on transfer created by applicable securities laws, you agree not to assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the shares of Common Stock subject to the Award until the shares are vested and released from any escrow provided for herein. After the shares are vested and released from any escrow provided for herein, you are free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein and applicable securities laws. Notwithstanding the foregoing, (i) by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, will thereafter be entitled to receive any shares that have vested and been released from any escrow provided for herein as of the time of your death pursuant to this Agreement, and (ii) upon receiving written permission from the Board or its duly authorized designee, you may transfer your Award, provided that such transfer is not prohibited by applicable tax, securities and other laws and that the shares of Common Stock subject to the Award remain subject to the terms of this Agreement.
5. RIGHT OF REACQUISITION OF UNVESTED SHARES.
(a) The Company will have a right to reacquire all or any part of the shares of Common Stock received pursuant to your Award (a “Reacquisition Right”) that have not as yet vested in accordance with the vesting schedule provided in the Grant Notice (the “Unvested Shares”) on the following terms and conditions:
(i) The Company will simultaneously with the termination of your Continuous Service automatically reacquire for no consideration all of the Unvested Shares, unless the Company agrees to waive its Reacquisition Right as to some or all of the Unvested Shares. Any such waiver will be exercised by the Company by written notice to you or your representative (with a copy to the escrow agent party to the Joint Escrow Instructions attached to the Grant Notice (the “Escrow Agent”)) within ninety (90) days after the termination of your Continuous Service, and the Escrow Agent may then release to you the number of Unvested Shares not being reacquired by the Company. If the Company does not waive its Reacquisition Right as to all of the Unvested Shares, then upon such termination of your Continuous Service, the Escrow Agent will transfer to the Company the number of Unvested Shares the Company is reacquiring.

(ii) The shares issued under your Award will be held in escrow pursuant to the terms of the Joint Escrow Instructions attached to the Grant Notice as Attachment III. You agree to execute two (2) Assignment Separate From Certificate forms (with date and number of shares blank) substantially in the form attached to the Grant Notice as Attachment IV and deliver the same, along with the certificate or certificates evidencing the shares, for use by the escrow agent pursuant to the terms of the Joint Escrow Instructions.

(iii) Subject to the provisions of your Award, you will, during the term of your Award, exercise all rights and privileges of a stockholder of the Company with respect to the shares deposited in escrow. You will be deemed to be the holder of the shares for purposes of receiving any dividends which may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of such shares have not yet vested and been released from the Reacquisition Right.
(iv) If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding stock of the Company the stock of which is subject to the provisions of your Award, then in such event any and all new, substituted or additional securities to which you are entitled by reason of your ownership of the shares acquired under your Award will be immediately subject to the Reacquisition Right with the same force and effect as the shares subject to this Reacquisition Right immediately before such event.
6. RESTRICTIVE LEGENDS. The shares of Common Stock issued in respect of your Award will be endorsed with appropriate legends, if any, as determined by the Company.
7. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award will be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your employment or service. In addition, nothing in your Award will obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as an Employee, Director or Consultant for the Company or an Affiliate. The Plan is wholly discretionary and is not to be considered part of your normal or expected compensation subject to severance, resignation, redundancy or similar compensation. You hereby waive all and any rights to compensation or damages in consequence of the termination of your office or employment with the Company or an Affiliate for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from you ceasing to have rights under or being entitled to your Award as a result of such termination, or from the loss or diminution in value of such rights or entitlements.
8. WITHHOLDING OBLIGATIONS.
(a) At the time your Award is made, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from the shares of Common Stock issuable to you or that are released from any escrow provided for herein and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state or local withholding taxes, UK income tax and National Insurance Contributions of any kind required or allowed by law to be withheld in respect of this Award or which you have provided an indemnity or have agreed or elected to bear (including any employer National Insurance Contributions) (together “Tax Liabilities”). Additionally, the Company may, in its sole discretion, satisfy all or any portion of the Tax Liabilities relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or Affiliate; (ii) causing you to tender a cash payment; (iii) permitting you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered or released from escrow in connection with your Award to satisfy the Tax Liabilities and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Tax Liabilities directly to the Company and/or its Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you or released from escrow in connection with the Award with a Fair Market Value (measured as of the applicable date) equal to the amount of such Tax Liabilities; provided, however, that the number of such shares of Common Stock so withheld will not exceed the amount necessary to satisfy the Tax Liabilities.
(b) Unless the Tax Liabilities are satisfied, the Company will have no obligation to issue a certificate for the shares of Common Stock subject to your Award or release such shares from any escrow provided for herein.
(c) You hereby indemnify the Company and any Affiliate against all and any Tax Liabilities (including, to the maximum extent permitted by law, employer National Insurance Contributions) which arise or may arise in connection with this Award and the Common Stock issued or transferred to you pursuant to the vesting of this Award in whole or in part.
9. NIC JOINT ELECTION. Unless the Company permits otherwise, this Award may not vest unless and until the Company has received from you a duly completed joint election with the Company or an Affiliate, (in the form and manner prescribed by the Company from time to time) to the effect that you will become liable, so far as permissible by law, for the whole of any employer National Insurance Contributions which may arise in connection with this Award and the Common Stock which is or may be acquired.

10. OTHER DOCUMENTS. You hereby acknowledge receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting officers, directors and employees to sell shares of Common Stock only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.
11. GOVERNING LAW. This Agreement will be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in the Commonwealth of Massachusetts and agree that such litigation will be conducted in the courts of Suffolk County, Massachusetts or the federal courts of the United States for the District of Massachusetts.
12. NOTICES. Any notices provided for in your Award or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

13. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided in this Agreement, in the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan will control. In addition, your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law.
14. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
15. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
16. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of your Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of your Award which is then subject to restrictions as provided herein.
17. NO OBLIGATION TO MINIMIZE TAXES. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so.

18. MISCELLANEOUS.
(a) The rights and obligations of the Company under your Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.
(b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award.
(d) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(e) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
19. DATA PRIVACY.
(a) You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as applicable, the Company and any Affiliate for the exclusive purpose of implementing, administering and managing your participation in the Plan.
(b) You understand that the Company holds certain personal information about you, including, but not limited to, your name, home address and telephone number, work location and phone number, date of birth, hire date, details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Personal Data”). You understand that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Personal Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan. You understand that Personal Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.
*    *    *
This Restricted Stock Award Agreement will be deemed to be signed by you upon the signing by you of the Restricted Stock Award Grant Notice to which it is attached.

ENERNOC, INC.
2014 LONG-TERM INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT FOR UK RECIPIENT
Pursuant to the Restricted Stock Unit Award Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Award Agreement (the “Agreement”) and in consideration of your services, EnerNOC, Inc. (the “Company”) has awarded you a Restricted Stock Unit Award (the “Award”) under its 2014 Long-Term Incentive Plan (the “Plan”) for the number of restricted stock units indicated in the Grant Notice. If there is any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.
The details of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.
1. GRANT OF THE AWARD. This Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice (the “Stock Units”). As of the Date of Grant, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of Stock Units subject to the Award. This Award was granted in consideration of your services to the Company. Except as otherwise provided herein, you will not be required to make any payment to the Company (other than past and future services to the Company) with respect to your receipt of the Award, the vesting of the Stock Units or the delivery of the Common Stock to be issued in respect of the Award.
2. VESTING.
(a) Subject to the provisions contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service. Upon such termination of your Continuous Service, the Stock Units credited to the Account that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in such Stock Units or the shares of Common Stock to be issued in respect of such portion of the Award.
(b) If your Continuous Service terminates as a result of your Disability or death, then effective as of the date of such termination of Continuous Service, your Award will be credited with additional vesting to the extent of a pro rata portion of the shares of Common Stock subject to your Award through the date of such termination of Continuous Service as would have been credited had you not incurred such termination of Continuous Service. Any such proration will be based upon the number of days accrued prior to the date of such termination of Continuous Service.

(c) [Accelerated vesting on Change in Control to be determined on a grant-by-grant basis] [Notwithstanding anything in this Agreement to the contrary, in the event of a Change in Control,         % of the Stock Units subject to your Award which would have vested in each vesting installment remaining under your Award will be vested unless your Award has otherwise expired or been terminated pursuant to its terms or the terms of the Plan.]
3. NUMBER OF STOCK UNITS AND SHARES OF COMMON STOCK.
(a) The number of Stock Units subject to your Award will be adjusted for Capitalization Adjustments, if any, as provided in the Plan.
(b) Any additional Stock Units that become subject to the Award pursuant to this Section 3 will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Stock Units covered by your Award.
(c) Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3. The Board will, in its discretion, determine an equivalent benefit for any fractional shares or fractional shares that may be created by the adjustments referred to in this Section 3.
4. SECURITIES LAW COMPLIANCE. You may not be issued any shares of Common Stock in respect of your Award unless either (i) the shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with all other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.
5. TRANSFER RESTRICTIONS. Your Award is not transferable, except on death to your personal representative. In addition to any other limitation on transfer created by applicable securities laws, you agree not to assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the shares of Common Stock subject to the Award until the shares are issued to you in accordance with Section 6 of this Agreement. After the shares have been issued to you, you are free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein and applicable securities laws. Notwithstanding the foregoing, (i) by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death pursuant to this Agreement, and (ii) upon receiving written permission from the Board or its duly authorized designee, you may transfer your Award, provided that such transfer is not prohibited by applicable tax, securities and other laws and that the Stock Units and shares of Common Stock subject to the Award remain subject to the terms of this Agreement.
6. DATE OF ISSUANCE. The Company will deliver to you a number of shares of Common Stock equal to the number of vested Stock Units subject to your Award, including any additional Stock Units received pursuant to Section 3 above that relate to those vested Stock Units on the applicable vesting date(s). However, if a scheduled delivery date falls on a date that is not a business day, such delivery date will instead fall on the next following business day. Notwithstanding the foregoing, in the event that (i) you are subject to the Company’s policy permitting officers, directors and employees to sell shares of Common Stock only during certain “window” periods, in effect from time to time (the “Policy”) or you are otherwise prohibited from selling shares of Common Stock on the open market and any shares covered by your Award are scheduled to be delivered on a day (the “Original Distribution Date”) that does not occur during an open “window period” applicable to you or a day on which you are permitted to sell shares of Common Stock pursuant to a written plan that meets the requirements of Rule 10b5-1 under the Exchange Act, as determined by the Company in accordance with the Policy, or does not occur on a date when you are otherwise permitted to sell shares of Common Stock on the open market, and (ii) the Company elects not to satisfy its tax withholding obligations by withholding shares from your distribution, then such shares will not be delivered on such Original Distribution Date and will instead be delivered on the first business day of the next occurring open “window period” applicable to you pursuant to such Policy (regardless of whether you are still providing Continuous Service at such time) or the next business day when you are not prohibited from selling shares of Common Stock on the open market, but in no event later than the fifteenth (15th) day of the third calendar month of the calendar year following the calendar year in which the shares covered by the Award vest. Delivery of the shares pursuant to the provisions of this Section 6(a) is intended to comply with the requirements for the short-term deferral exemption available under Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such manner. The form of such delivery of the shares (e.g., a stock certificate or electronic entry evidencing such shares) will be determined by the Company.
7. DIVIDENDS. You will receive no benefit or adjustment to your Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment as provided in the Plan; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your Award after such shares have been delivered to you.
8. RESTRICTIVE LEGENDS. The shares of Common Stock issued in respect of your Award will be endorsed with appropriate legends, if any, as determined by the Company.
9. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award will be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your employment or service. In addition, nothing in your Award will obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as an Employee, Director or Consultant for the Company or an Affiliate. The Plan is wholly discretionary and is not to be considered part of your normal or expected compensation subject to severance, resignation, redundancy or similar compensation. You hereby waive all and any rights to compensation or damages in consequence of the termination of your office or employment with the Company or an Affiliate for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from you ceasing to have rights under or being entitled to this Award as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

10. WITHHOLDING OBLIGATIONS.
(a) On or before the time you receive a distribution of the shares subject to your Award, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from the shares of Common Stock issuable to you and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state or local withholding taxes, UK income tax and National Insurance Contributions required to be withheld in respect of this Award or which you have provided an indemnity (together “Tax Liabilities”). Additionally, the Company may, in its sole discretion, satisfy all or any portion of the Tax Liabilities relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or Affiliate; (ii) causing you to tender a cash payment; (iii) permitting you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Award to satisfy the Tax Liabilities and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Tax Liabilities directly to the Company and/or its Affiliates; or (iv) withholding shares of Common Stock from the shares of Common

Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Common Stock are issued to you pursuant to Section 6) equal to the amount of such Tax Liabilities; provided, however, that the number of such shares of Common Stock so withheld will not exceed the amount necessary to satisfy the Tax Liabilities.
(b) Unless the Tax Liabilities are satisfied, the Company will have no obligation to deliver to you any Common Stock.
(c) You hereby indemnify the Company and any Affiliate against all and any Tax Liabilities which arise or may arise in connection with this Award and the Common Stock issued or transferred to you pursuant to the vesting of this Award in whole or in part.
11. UNSECURED OBLIGATION. Your Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you pursuant to Section 6 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.
12. OTHER DOCUMENTS. You hereby acknowledge receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting officers, directors and employees to sell shares of Common Stock only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

13. GOVERNING LAW. This Agreement will be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in the Commonwealth of Massachusetts and agree that such litigation will be conducted in the courts of Suffolk County, Massachusetts or the federal courts of the United States for the District of Massachusetts.
14. NOTICES. Any notices provided for in your Award or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
15. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided in this Agreement, in the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan will control. In addition, your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law.
16. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
17. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

18. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of your Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of your Award which is then subject to restrictions as provided herein.
19. NO OBLIGATION TO MINIMIZE TAXES. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so.
20. MISCELLANEOUS.
(a) The rights and obligations of the Company under your Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.
(b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.
(c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award.
(d) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(e) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
21. DATA PRIVACY.
(a) You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as applicable, the Company and any Affiliate for the exclusive purpose of implementing, administering and managing your participation in the Plan.

(b) You understand that the Company holds certain personal information about you, including, but not limited to, your name, home address and telephone number, work location and phone number, date of birth, hire date, details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Personal Data”). You understand that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Personal Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan. You understand that Personal Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.
*    *    *
This Restricted Stock Unit Award Agreement will be deemed to be signed by you upon the signing by you of the Restricted Stock Unit Award Grant Notice to which it is attached.

DATED                      20
ENERNOC, INC.
- and -
[EMPLOYEE]

JOINT ELECTION
for the transfer of employer’s national
insurance contributions
Approved by HM Revenue & Customs on
[    ] 2014 under reference ELECT/[    ]

Alder Castle
10 Noble Street
London EC2V 7QJ
Tel: +44 (0)20 7645 2400
Fax: +44 (0)20 7645 2424

THIS JOINT ELECTION, executed as a deed, is made on                          20
BETWEEN:-

(1)	ENERNOC, INC., a Delaware corporation (the “Company”); and

(2)	The person whose name, address and other details are set out in the Schedule to this Deed (the “Employee”).
WHEREAS:-

(A)	The Employee is employed by EnerNOC UK Limited, a wholly owned subsidiary and an Associated Company (as defined below) of the Company.

(B)	The Company is entering into this election on behalf of itself and all Associated Companies (as defined below).

(C)
The Employee and the Company have agreed to enter into this election pursuant to paragraph 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992 (as amended) whereby the Company and any Associated Company transfers to the Employee the whole of any liability to pay any secondary Class 1 national insurance contributions arising in connection with any Relevant Employment Income (as defined below) arising on or after the date hereof.

NOW IT IS HEREBY AGREED as follows:

1.	DEFINITIONS

1.1	In this Deed the following words and expressions have, unless the context otherwise requires, the following meanings:

“Act”	the Social Security Contributions and Benefits Act 1992;

“Associated Company”	an associated company of the Company within the meaning that expression bears in section 416 of the Income and Corporation Taxes Act 1988;

“Employer NICs”
secondary Class 1 national insurance contributions which would, but for the effect of this deed, be payable by the Company or any Associated Company in respect of the Employee’s Relevant Employment Income;

“Income Tax Act”	the Income Tax (Earnings and Pensions) Act 2003;

“Relevant Amount”	the whole of any Employer NICs;
“Relevant Employment

Income”	means:

(i) any amount that counts as employment income under section 426 of the Income Tax Act,

(ii) any amount that counts as employment income under section 438 of the Income Tax Act, and

(iii) any gain that is treated as remuneration by virtue of section 4(4)(a) of the Act,

in each case which arises under (a) any employment related securities options; and (b) any employment related restricted securities or employment related convertible securities satisfied by the issue or transfer of Company stock, granted under the EnerNOC, Inc. 2014 Long-Term Incentive Plan on or after the date hereof.

1.2	In this Deed, unless the context requires otherwise:

(A)	The headings are inserted for convenience only and do not affect the interpretation of this Deed;

(B)	A reference to a statute or statutory provision includes a reference:

(i)	to that statute or provision as from time to time consolidated, modified, re-enacted or replaced by any statute or statutory provision;

(ii)	to any repealed statute or statutory provision which it re-enacts (with or without modification); and

(iii)	to any subordinate legislation made under it;

(C)	Words in the singular include the plural, and vice versa;

(D)	A reference to the masculine shall be treated as a reference to the feminine and vice versa.

2.	TRANSFER OF LIABILITY

2.1
Subject to Clause 2.2, the Employee and the Company jointly elect that the Relevant Amount of any Employer NICs is hereby transferred from the Company and any Associated Company to the Employee and that, for the avoidance of doubt, the Employee shall continue to bear such liability notwithstanding that he shall have ceased to be employed by the Company or any Associated Company or that he shall have become resident outside of the United Kingdom.

2.2
This joint election shall not apply to the extent it is related to Relevant Employment Income which is employment income of the Employee by virtue of Chapter 3A of Part 7 of the Income Tax Act (employment income: securities with artificially depressed market value).

2.3
This joint election shall not apply in relation to any liability, or any part of any liability arising as result of regulations having retrospective effect by virtue of section 4B(2) of either the Social Security Contribution and Benefits Act 1992 or the Social Security Contribution and Benefits (Northern Ireland) Act 1992).

3.	RELEVANT EMPLOYMENT INCOME

3.1	In relation to any Relevant Employment Income:

(A)	the Employee shall remit, if so requested by the Company, to or at the direction of the Company the Relevant Amount; and/or

(B)
to the extent that the Relevant Amount is not paid in full under Clause 3.1(A) above, the Company may, at its discretion, deduct or arrange for the deduction of the Relevant Amount (or appropriate part thereof) from any cash payments (including salary and payment of the Relevant Employment Income itself) to be made to the Employee by the Company, any Associated Company or any person; and/or

(C)
at the request of the Employee, or to the extent that any such amount has not been remitted or deducted, the Employee hereby authorises the Company to sell such number of shares or securities held by or on behalf of the Employee as are equal in value (taking account of any prospective costs of disposal) to such insufficiency, and the Company shall, within 14 days of the end of the income tax month in which the Relevant Employment Event arises, account to, or arrange for account to be made to, HM Revenue & Customs for the amounts which have been remitted, deducted or realised in accordance with Clauses 3.1(A), (B) and (C) above.

3.2	The Employee hereby provides all necessary and appropriate authorities to the Company, any Associated Company and any other person to implement the provisions of Clause 3.1.

4.	CESSATION OF JOINT ELECTION
This Joint Election shall cease to have effect on:

4.1	termination by the Company giving notice to that effect to the Employee; or

4.2	joint revocation by both the Company and the Employee;

4.3	HM Revenue & Customs withdrawing its approval to the Joint Election, to the extent of the terms of that withdrawal; or

4.4	the terms of this Joint Election being satisfied in full.

5.	ACCEPTANCE AND ACKNOWLEDGEMENT

5.1	By executing this Joint Election as a deed both the Employee and the Company agree to be bound by all the terms contained within it.

5.2	The Employee acknowledges that, by completing this deed, he will be personally liable for all Employer NICs.

6.	GOVERNING LAW
This Joint Election shall be governed by and construed in accordance with English law. The English courts shall have jurisdiction to settle any dispute which may arise out of, or is in connection with this Joint Election.
IN WITNESS WHEREOF the parties hereto have executed this joint election as a Deed the day and year first above written. This joint election shall take effect as a Deed and sealed instrument.

ENERNOC, INC.,

By:
Name:
Title:

SIGNED as a deed by )
[EMPLOYEE] in the presence of )	Employee

Witness Signature:

Name in Print:

Address:

Occupation:

SCHEDULE
Name of Employee:
Address:
National Insurance Number:
Payroll Number:

ENERNOC, INC.
2014 LONG-TERM INCENTIVE PLAN
SUB-PLAN FOR AUSTRALIAN EMPLOYEES
(“THE AUSTRALIAN SUB-PLAN”)
Adopted by the Board of Directors on [insert date]

ENERNOC, INC.
2014 LONG-TERM INCENTIVE PLAN
SUB-PLAN FOR AUSTRALIAN EMPLOYEES
(“THE AUSTRALIAN SUB-PLAN”)

1.	GENERAL
This supplement to the EnerNOC, Inc. Long-term Incentive Plan (“the Plan”) sets out the Sub-Plan for Australian Employees. (“the Australian Sub-Plan”).

2.	ESTABLISHMENT OF AUSTRALIAN SUB-PLAN
EnerNOC, Inc. (“the Company”) has established the Australian Sub-Plan under Paragraph 2(b)(x) of the Plan, which authorizes the Administrator to establish sub-plans to the Plan.

3.	PURPOSE OF AUSTRALIAN SUB-PLAN
The purpose of the Australian Sub-Plan is to enable the Company to offer the following discretionary grants of Awards to Employees and Consultants in Australia in accordance with the Plan:

(a)	incentive stock options

(b)	non-statutory stock options

(c)	stock appreciations rights

(d)	restricted stock awards

(e)	restricted stock unit awards

(f)	performance stock awards

(g)	other stock awards; and

(h)	performance cash awards,
(together, “Stock Awards”).

4.	FUNDRAISING PROVISIONS
The Australian Sub-Plan must be operated in a manner such that each offer of a Stock Award made under the Plan to an Employee or Consultant in Australia complies with the Fundraising Provisions and is made in compliance with ASIC Class Order rulings and guidance.

5.	RULES OF AUSTRALIAN SUB-PLAN
The rules of the Plan, in their present form and as amended from time to time, shall, with the modifications set out in this document, form the rules of the Australian Sub-Plan. In the event of any conflict between the rules of the Plan and this document, this document shall prevail.

6.	RELATIONSHIP OF AUSTRALIAN SUB-PLAN TO PLAN
The Australian Sub-Plan shall form part of the Plan and not a separate and independent plan.

7.	INTERPRETATION
In the Australian Sub-Plan, unless the context otherwise requires, the following words and expressions have the following meanings:

5% Condition	the condition in Paragraph 12 of this Australian Sub-Plan;

ASIC	the Australian Securities and Investments Commission;

associated body corporate	the meaning given to that term in ASIC Class Order 03/184;

Corporations Act	the Corporations Act 2001 (Cth);

Disclosure Document	the meaning given to that term in the Fundraising Provisions

Eligible Offer Condition	the condition in Paragraph 13 of this Australian Sub-Plan;

Employee Conditions	the condition in Paragraph 14 of this Australian Sub-Plan;

Fundraising Provisions	Part 6D.2, Part 6D.3 (except section 736) and Part 7.9 of the Corporations Act;

Local Entity Condition	the condition in Paragraph 11 of this Australian Sub-Plan;

Offer Document	a document prepared to comply with Paragraph 10 of this Australian Sub-Plan;

Offer Document Condition	the condition in Paragraph 10 of this Australian Sub-Plan;

Performance Award
means a financial product which may be granted to an Australian Employee under the Plan, but which does not constitute a ‘security’ for the purposes of the Corporations Act, including stock appreciation rights, restricted stock unit awards and performance stock awards;

Product Disclosure Statement	the meaning in section 761A of the Corporations Act; and

Security Awards
means a financial product which may be granted to an Australian Employee under the Plan which constitutes a ‘security’ for the purposes of the Corporations Act, including incentive stock options, non-statutory stock options and restricted stock awards.

In this Australian Sub-Plan, unless the context otherwise requires:

(a)	words and expressions not defined above have the same meanings as are given to them in the Plan;

(b)	the rule headings are inserted for ease of reference only and do not affect their interpretation; and

(c)	a reference to a statutory provision or other law is a reference to an Australian statutory provision or law and includes any modification, amendment or re-enactment thereof.

8.	NO OFFER OF STOCK AWARDS IN CONTRAVENTION WITH AUSTRALIAN LAW
The Company must not, and is not obliged to, offer Stock Awards under the Plan in contravention of the Corporations Act or any other Australian law.

9.	SECURITY AWARDS
Unless a suitable exception is available under the Fundraising Provisions or a Disclosure Document is provided to Employees or Consultants in connection with the offer, offers of Security Awards proposed to be made by the Company in Australia must be made in a manner that enables the Company to obtain the benefit of the relief from the Fundraising Provisions available under an ASIC Class Order. Without limitation, each offer must be made in compliance with:

(a)	the Offer Document Condition;

(b)	the Local Entity Condition;

(c)	the 5% Condition;

(d)	the Eligible Offer Condition; and

(e)	the Employee Condition,
but only to the extent necessary in order to enable the Company to obtain the benefit of the relief available under an appropriate Class Order as made by ASIC from time to time.

10.	OFFER DOCUMENT CONDITION
If required by Paragraph 9, the Company must provide an Offer Document to each Australian Employee that is to receive a Security Award grant, which:

(a)	includes a copy of the Plan including a copy of the Australian Sub-Plan;

(b)	details of the Common Stock price in Australian dollars or, if the offer price is specified in US dollars, the Australian dollar equivalent of that price at the date of the offer; and

(c)
includes an undertaking, and an explanation of the way in which the Company will, during the offer period and within a reasonable period of a request by an Australian Employee, make available to the Australian Employee the current market price and offer price of Common Stock and the Australian dollar equivalent of that price.

If the Company is required to comply with the Offer Document Condition then the Company must notify ASIC in the required manner not later than 7 days after the Company first makes an offer to the Australian Employee.

11.	LOCAL ENTITY CONDITION
If required by Paragraph 9, the Company must comply (or, if the Company does not have a registered office in Australia, cause an associated body corporate which does have a registered office in Australia to comply) with any undertaking required to be made in the Offer Document by reason of any ASIC Class Order.

12.	5% CONDITION
If required by Paragraph 9, the Company must take reasonable steps to ensure that the number of Security Awards does not contravene the 5% Condition imposed by ASIC, as set down by ASIC in the appropriate ASIC Class Order from time to time.

13.	ELIGIBLE OFFER CONDITION
If required by Paragraph 9, the Company may only offer Security Awards to Australian Employees pursuant to the Plan if, at the time of the offer, the underlying Common Stock has been quoted on the NASDAQ or another approved foreign market for the purposes of the appropriate ASIC Class Orders throughout the 12 month period immediately before the offer without suspension for more than a total of 2 trading days during that period.

14.	EMPLOYEE CONDITION
If required by Paragraph 9, the Company may only offer Security Awards to a person who is at the time of an offer a full or part-time Employee or director of the Company or of an associated body corporate of the Company.

15.	PERFORMANCE AWARDS
Unless a suitable exception is available under the Fundraising Provisions or a Product Disclosure Statement is provided to Employees or Consultants in connection with the offer, offers of Performance Awards must only be made to Employees or Consultants in Australia in a manner that enables the Company to obtain the benefit of the relief from the Fundraising Provisions available under any future ASIC Class Order.

16.	ELECTRONIC SIGNATURE
Electronic signatures may be used on any documents in respect of the Plan or this Australian Sub-Plan with respect to disclosure or communication between the Company and Australian Employees in accordance with the relevant Australian legislation concerning electronic signatures.
The Company must use a reliable method to identify the Australian Employee who is accepting a grant electronically, and to indicate their approval of the information communicated.
The Company consents to accepting an electronic signature from an Australian Employee, and, by signing a document electronically, an Australian Employee is deemed to give their consent to using an electronic signature.

17.	NO RESTRICTION
Nothing in this Australian Sub-Plan restricts the Company from undertaking any activity, including the offer or issue of any other Stock Award, including performance cash awards and other stock awards, if such offer or issue is made in compliance with the Corporations Act and other applicable Australian laws.

ENERNOC, INC.
2014 LONG-TERM INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT – AUSTRALIAN EMPLOYEES
Pursuant to the Offer Letter sent to you by EnerNOC and this Restricted Stock Award Agreement (the “Agreement”) and in consideration of your services, EnerNOC, Inc. (the “Company”) has awarded you a Restricted Stock Award (the “Award”) under its 2014 Long-Term Incentive Plan, as amended by the EnerNOC, Inc. 2014 Long-Term Incentive Plan Sub-Plan for Australian Employees (the “Plan”) for the number of shares of Common Stock indicated in the Offer Letter. If there is any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Agreement or in the Offer Letter but defined in the Plan will have the same definitions as in the Plan.
The details of your Award, in addition to those set forth in the Offer Letter and the Plan, are as follows.
1. VESTING.
(a) Subject to the provisions contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Offer Letter, provided that vesting will cease upon the termination of your Continuous Service.
(b) If your Continuous Service terminates as a result of your Disability or death, then effective as of the date of such termination of Continuous Service, any forfeiture conditions or repurchase rights held by the Company with respect to your Award will lapse to the extent of a pro rata portion of the shares of Common Stock subject to your Award through the date of such termination of Continuous Service as would have lapsed had you not incurred such termination of Continuous Service. Any such proration will be based upon the number of days accrued prior to the date of such termination of Continuous Service.
(c) [Accelerated vesting on Change in Control to be determined on a grant-by-grant basis] [Notwithstanding anything in this Agreement to the contrary, in the event of a Change in Control,         % of the shares of Common Stock subject to your Award which would have vested in each vesting installment remaining under your Award will be vested unless your Award has otherwise expired or been terminated pursuant to its terms or the terms of the Plan.]
2. NUMBER OF SHARES. The number of shares of Common Stock subject to your Award will be adjusted for Capitalization Adjustments, if any, as provided in the Plan.
3. SECURITIES LAW COMPLIANCE. You may not be issued any shares of Common Stock in respect of your Award unless either (i) the shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with all other applicable laws and regulations governing the Award, including the Corporations Act, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.
4. TRANSFER RESTRICTIONS. Your Award is not transferable, except by will or by the laws of descent and distribution. In addition to any other limitation on transfer created by applicable securities laws, you agree not to assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the shares of Common Stock subject to the Award until the shares are vested and released from any escrow provided for herein. After the shares are vested and released from any escrow provided for herein, you are free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein and applicable securities laws. Notwithstanding the foregoing, (i) by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, will thereafter be entitled to receive any shares that have vested and been released from any escrow provided for herein as of the time of your death pursuant to this Agreement, and (ii) upon receiving written permission from the Board or its duly authorized designee, you may transfer your Award, provided that such transfer is not prohibited by applicable tax, securities and other laws and that the shares of Common Stock subject to the Award remain subject to the terms of this Agreement.
5. RIGHT OF REACQUISITION OF UNVESTED SHARES.
(a) The Company will have a right to reacquire all or any part of the shares of Common Stock received pursuant to your Award (a “Reacquisition Right”) that have not as yet vested in accordance with the vesting schedule provided in the Offer Letter (the “Unvested Shares”) on the following terms and conditions:
(i) The Company will simultaneously with the termination of your Continuous Service automatically reacquire for no consideration all of the Unvested Shares, unless the Company agrees to waive its Reacquisition Right as to some or all of the Unvested Shares. Any such waiver will be exercised by the Company by written notice to you or your representative (with a copy to the escrow agent party to the Joint Escrow Instructions attached to the Offer Letter (the “Escrow Agent”)) within ninety (90) days after the termination of your Continuous Service, and the Escrow Agent may then release to you the number of Unvested Shares not being reacquired by the Company. If the Company does not waive its Reacquisition Right as to all of the Unvested Shares, then upon such termination of your Continuous Service, the Escrow Agent will transfer to the Company the number of Unvested Shares the Company is reacquiring.
(ii) The shares issued under your Award will be held in escrow pursuant to the terms of the Joint Escrow Instructions attached to the Offer Letter as Attachment 4. You agree to execute two (2) Assignment Separate From Certificate forms (with date and number of shares blank) substantially in the form attached to the Offer Letter as Attachment 5 and deliver the same, along with the certificate or certificates evidencing the shares, for use by the escrow agent pursuant to the terms of the Joint Escrow Instructions.

(iii) Subject to the provisions of your Award, you will, during the term of your Award, exercise all rights and privileges of a stockholder of the Company with respect to the shares deposited in escrow. You will be deemed to be the holder of the shares for purposes of receiving any dividends which may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of such shares have not yet vested and been released from the Reacquisition Right.
(iv) If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding stock of the Company the stock of which is subject to the provisions of your Award, then in such event any and all new, substituted or additional securities to which you are entitled by reason of your ownership of the shares acquired under your Award will be immediately subject to the Reacquisition Right with the same force and effect as the shares subject to this Reacquisition Right immediately before such event.
6. RESTRICTIVE LEGENDS. The shares of Common Stock issued in respect of your Award will be endorsed with appropriate legends, if any, as determined by the Company.
7. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award will be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your employment or service. In addition, nothing in your Award will obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as an Employee, Director or Consultant for the Company or an Affiliate.
8. TAX CONSEQUENCES. The acquisition and vesting of the shares of Common Stock subject to your Award may have adverse tax consequences for you. You should seek your own independent taxation advice before accepting your Award.
9. OTHER DOCUMENTS. You hereby acknowledge receipt of the information document which has been prepared in respect of the Incentive Plan and which includes an addendum prepared under Australian law which amends the information document in respect of the Award as it applies to Australian Employees. In addition, you acknowledge receipt of the Company’s policy permitting officers, directors and employees to sell shares of Common Stock only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.
10. GOVERNING LAW. This Agreement will be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in the Commonwealth of Massachusetts and agree that such litigation will be conducted in the courts of Suffolk County, Massachusetts or the federal courts of the United States for the District of Massachusetts.

11. NOTICES. Any notices provided for in your Award or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

12. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan (including, for avoidance of doubt, the Australian sub-plan applying to Australian Employees), the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided in this Agreement, in the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan will control. In addition, your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law.
13. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
14. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
15. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of your Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of your Award which is then subject to restrictions as provided herein.

16. NO OBLIGATION TO MINIMIZE TAXES. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Offer Letter, you have agreed that you have done so or knowingly and voluntarily declined to do so.
17. MISCELLANEOUS.
(a) The rights and obligations of the Company under your Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.
(b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.
(c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award.
(d) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(e) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
*    *    *
This Restricted Stock Award Agreement will be deemed to be signed by you upon the signing by you of the Offer Letter to which it is attached.

[Date]
###
###
###
Dear ###
EnerNOC, Inc. 2014 Long-Term Incentive Plan
In recognition of your continuing commitment to EnerNOC Pty Ltd (EnerNOC Australia), EnerNOC invites you to participate in the EnerNOC, Inc. (EnerNOC) 2014 Long-Term Incentive Plan, as it applies to Australian employees of EnerNOC Australia (Australian Employees).
Capitalised terms used in this letter (Offer Letter) which are not defined in this Offer Letter but are defined in the Incentive Plan or the Restricted Stock Award Agreement (Agreement) will have the same definitions as in the Incentive Plan or the Agreement. If there is any conflict between the terms in this Offer Letter and the terms of the Incentive Plan, the terms of the Incentive Plan will prevail.
Offer
You have been offered an award of [insert] shares of common stock by EnerNOC (Restricted Stock Award) at a purchase price of US$0.001 (approx. AU$0.001) per share (Offer), receipt of which is acknowledged by your prior and future service to EnerNOC Australia.
The Offer contained in this Offer Letter will remain open until 5:00pm Australian Eastern Standard Time (AEST) on [insert], and if not accepted by that time, it will end unless extended by EnerNOC Australia (Offer Period). EnerNOC Australia reserves the right to accept late acceptances at its absolute discretion.
Terms of the Offer
This Offer is made subject to the general terms and conditions contained in the EnerNOC, Inc. 2014 Long-Term Incentive Plan, as amended by the EnerNOC, Inc. 2014 Long-Term Incentive Plan Sub-Plan for Australian Employees (Incentive Plan) and the Restricted Stock Award Agreement (Agreement),.
EnerNOC has also produced a document in respect of the Incentive Plan, which contains information and answers certain questions regarding the nature of the Offer and the securities granted under the Offer. The document contains an addendum which amends the information in respect of the Offer as it applies to Australian Employees (Information Document). For information regarding Restricted Stock Awards, refer to sections 19-22 of the Information Document.
The following documents accompany this Offer letter:
Attachment 1 – Information Document;
Attachment 2 – Agreement;
Attachment 3 – Incentive Plan;
Attachment 4 – Joint Escrow Instructions; and
Attachment 5 – Assignment separate from certificate.
Acceptance
You may accept the Offer through Solium’s electronic system by following the electronic prompts at the bottom of the Agreement by no later than 5.00pm AEST on [insert]. To assist you with accepting the offer electronically you should read the step-by-step instructions provided in the document “Signing Your Grant Agreement through Solium”, which was sent to you by email.
If the Agreement is electronically accepted and is received by EnerNOC Australia by the required time, the Restricted Stock will be awarded to you in accordance with the terms of the Incentive Plan and the Agreement.

Vesting of Shares
As set out in the Agreement, the shares are subject to vesting requirements. The vesting commencement date is [insert] and the vesting schedule is as follows:

Vest Date	Vest Quantity

If the vesting requirements are not satisfied then EnerNOC will be entitled to require part or all of your unvested shares of common stock for no consideration.
If your employment at EnerNOC Australia is terminated for cause or because of death or disability, EnerNOC may deal with the vested shares of common stock you received under the Restricted Stock Award in accordance with the terms of the Incentive Plan and the Agreement.
Escrow
All Restricted Stock which is awarded to you under the Offer will be held in escrow whilst they are subject to forfeiture rights, transfer restrictions, and any other restrictions imposed by EnerNOC. Any cash (including dividends) or securities distributed in respect of escrowed Restricted Stock will also be held in escrow.
While the Restricted Stock Awards are held in escrow, you will not be able to sell, transfer or otherwise deal with the shares of common stock issued to you under this Offer.
Rights as a shareholder
You will have all the rights as a shareholder with respect to the Restricted Stock Awards which are awarded to you under the Offer (including shares held in escrow), including voting and dividend rights, subject to transfer, escrow and other restrictions set out in the Agreement and the Incentive Plan.
Market Price
During the Offer Period, upon request, EnerNOC Australia undertakes to make available within a reasonable period:

(1)	the Australian dollar equivalent of the current market price of the shares of common stock as published by NASDAQ as the final price on the previous day on which the shares were traded; and

(2)	the current Australian dollar equivalent of the purchase price for the shares the subject of the Offer.
The Australian currency equivalent of a price will be calculated by reference to the exchange rate published by the Reserve Bank of Australia on the business day before the date the information is made available to EnerNOC Australia.

Risks
As outlined above, the shares in common stock will only vest if EnerNOC satisfies the vesting requirements set out above and in the Agreement. Given this, you should be aware that if the events required for vesting of the shares do not occur, you will not receive shares of common stock or any other financial return from the shares. Further, EnerNOC provides no assurances about the value of the shares of common stock, whether today or in the future. As with any securities, the value of shares can vary widely over time.
Tax
The addendum to the Information Document was prepared for the benefit of Australian Employees, and it contains a short summary of the tax issues relating to your participation in the Incentive Plan. You should read the addendum and the Information Document carefully. However, the tax considerations outlined in the addendum to the Information Document are general in nature and do not take into account the specific taxation circumstances of each individual participant. The taxation consequences may vary depending upon the particular circumstances of each individual participant. Accordingly you should seek your own independent taxation advice before applying to participate in the Incentive Plan.
Contact
If you have any queries in relation to the matters set out in this Offer Letter (including any attachment to this Offer Letter), please contact Jeff Renaud, Director, Australia & New Zealand, or Sonali Dias, Manager, Human Resources, of EnerNOC Australia.

IMPORTANT NOTES:
To accept the Offer of the Restricted Stock Awards, please accept the Agreement through Solium’s electronic system.
By accepting this Award, you acknowledge having received and read this Offer Letter and the accompanying documents and agree to all of the terms and conditions set out in those documents. Furthermore, by accepting this Award, you consent to receiving such documents by electronic delivery and to participating in the Incentive Plan through an on-line or electronic system established and maintained by EnerNOC or another person nominated by EnerNOC. You further acknowledge that as of the date of this Offer Letter, this Offer Letter and the accompany documents set out the entire understanding between you and EnerNOC regarding the Award and supersede all prior oral and written agreements, promises and/or representations on that subject, other than:
any employment or severance arrangement that would provide for vesting acceleration of the Award on the terms and conditions of this Offer Letter and the accompanying documents; or
any compensation recovery policy that is adopted by EnerNOC or is otherwise required by applicable law.
The Agreement must be accepted by no later than 5pm AEST on [insert].
Yours faithfully
Neil Moses, Chief Operating Officer of EnerNOC
attach. x5

Attachment 1 – Information Document

Attachment 2 – Restricted Stock Award Agreement

Attachment 3 – Incentive Plan

Attachment 4 – Joint Escrow Instructions

Attachment 5 – Assignment separate from certificate

[Date]
###
###
###
Dear ###
EnerNOC, Inc. 2014 Long-Term Incentive Plan
In recognition of your continuing commitment to EnerNOC Pty Ltd (EnerNOC Australia), EnerNOC invites you to participate in the EnerNOC, Inc. (EnerNOC) 2014 Long-Term Incentive Plan, as it applies to Australian employees of EnerNOC Australia (Australian Employees).
Capitalised terms used in this letter (Offer Letter) which are not defined in this Offer Letter but are defined in the Incentive Plan or the Restricted Stock Unit Award Agreement (Agreement) will have the same definitions as in the Incentive Plan or the Agreement. If there is any conflict between the terms in this Offer Letter and the terms of the Incentive Plan, the terms of the Incentive Plan will prevail.
Offer
You have been offered an award of [insert] restricted stock units by EnerNOC (Restricted Stock Unit Award), each of which gives you a right to be issued on a future date a share of EnerNOC’s common stock (Offer) for no further consideration.
The Offer contained in this Offer Letter will remain open until 5:00pm Australian Eastern Standard Time (AEST) on [insert], and if not accepted by that time, it will end unless extended by EnerNOC (Offer Period). EnerNOC reserves the right to accept late acceptances at its absolute discretion.
Terms of the Offer
This Offer is made subject to the general terms and conditions contained in the EnerNOC, Inc. 2014 Long-Term Incentive Plan, as amended by the EnerNOC, Inc. 2014 Long-Term Incentive Plan Sub-Plan for Australian Employees (Incentive Plan) and the Restricted Stock Unit Award Agreement (Agreement).
EnerNOC has also produced a document in respect of the Incentive Plan, which contains information and answers certain questions regarding the nature of the Offer and the securities granted under the Offer. The document contains an addendum which amends the information in respect of the Offer as it applies to Australian Employees (Information Document). For information regarding Restricted Stock Unit Awards, refer to sections 23-26 of the Information Document.
The following documents accompany this Offer letter:
Attachment 1 – Agreement;
Attachment 2 – Incentive Plan; and
Attachment 3 – Information Document.
Acceptance
You may accept the Offer through Solium’s electronic system by following the electronic prompts at the bottom of the Agreement by no later than 5.00pm AEST on [insert]. To assist you with accepting the offer electronically you should read the step-by-step instructions provided in the document “Signing Your Grant Agreement through Solium”, which was sent to you by email.
If the Agreement is electronically accepted and is received by EnerNOC Australia by the required time, the shares will be awarded to you in accordance with the terms of the Incentive Plan and the Agreement.

Vesting requirements
As set out in the Agreement, the restricted stock units are subject to vesting requirements. The vesting schedule is as follows:

Vest Date	Vest Quantity

If the vesting requirements are not satisfied, then the unvested restricted stock units will be forfeited.
Issuance Schedule
One share of Common Stock will be issued for each restricted stock unit which vests at the time set forth in Section 6 of the Agreement.
Transfers
The restricted stock units are not transferrable. You can freely transfer shares of common stock issued to you following vesting of the restricted stock units.
Rights as a holder of restricted stock units
Until you receive shares of common stock following vesting of the restricted stock units, you will receive no benefit or adjustment to your Restricted Stock Units Award with respect to any cash dividend, stock dividend or other distribution that does not result from a capitalisation adjustment under the Incentive Plan.
Market Price
During the Offer Period, upon request, EnerNOC Australia undertakes to make available within a reasonable period:

(1)	the Australian dollar equivalent of the current market price of the shares of common stock as published by NASDAQ as the final price on the previous day on which the shares were traded; and

(2)	the current Australian dollar equivalent of the purchase price for the shares the subject of the Offer.
The Australian currency equivalent of a price will be calculated by reference to the exchange rate published by the Reserve Bank of Australia on the business day before the date the information is made available to EnerNOC Australia.
Risks
As outlined above, the shares in common stock will only vest if EnerNOC satisfies the vesting requirements set out above and in the Agreement. Given this, you should be aware that if the events required for vesting of the shares do not occur, you will not receive shares of common stock or any other financial return from the shares. Further, EnerNOC provides no assurances about the value of the shares of common stock, whether today or in the future. As with any securities, the value of shares can vary widely over time.

Tax
The addendum to the Information Document was prepared for the benefit of Australian Employees, and it contains a short summary of the tax issues relating to your participation in the Incentive Plan. You should read the addendum and the Information Document carefully. However, the tax considerations outlined in the addendum to the Information Document are general in nature and do not take into account the specific taxation circumstances of each individual participant. The taxation consequences may vary depending upon the particular circumstances of each individual participant. Accordingly you should seek your own independent taxation advice before applying to participate in the Incentive Plan.
Contact
If you have any queries in relation to the matters set out in this Offer Letter (including any attachment to this Offer Letter), please contact Jeff Renaud, Director, Australia & New Zealand, or Sonali Dias, Manager, Human Resources, of EnerNOC Australia.
IMPORTANT NOTES:
To accept the Offer of the Restricted Stock Unit Awards, please accept the Agreement through Solium’s electronic system, and sign Annexure A to this Offer Letter.
By accepting this Award, you acknowledge having received and read this Offer Letter and the accompanying documents and agree to all of the terms and conditions set out in those documents. Furthermore, by accepting this Award, you consent to receiving such documents by electronic delivery and to participating in the Incentive Plan through an on-line or electronic system established and maintained by EnerNOC or another person nominated by EnerNOC.

You further acknowledge that as of the date of this Offer Letter, this Offer Letter and the accompany documents set out the entire understanding between you and EnerNOC regarding the Award and supersede all prior oral and written agreements, promises and/or representations on that subject, other than:
any employment or severance arrangement that would provide for vesting acceleration of the Award on the terms and conditions of this Offer Letter and the accompanying documents; or
any compensation recovery policy that is adopted by EnerNOC or is otherwise required by applicable law.
The Agreement must be accepted by no later than 5pm AEST on [insert].
Yours faithfully
Neil Moses, Chief Operating Officer of EnerNOC
Attach. x3

Attachment 1 – Restricted Stock Unit Award Agreement

Attachment 2 – Incentive Plan

Attachment 3 – Information Document

ENERNOC, INC.
2014 LONG-TERM INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT – AUSTRALIAN EMPLOYEES
Pursuant to the Offer Letter sent to you by EnerNOC and this Restricted Stock Unit Award Agreement (the “Agreement”) and in consideration of your services, EnerNOC, Inc. (the “Company”) has awarded you a Restricted Stock Unit Award (the “Award”) under its 2014 Long-Term Incentive Plan, as amended by the EnerNOC, Inc. 2014 Long-Term Incentive Plan Sub-Plan for Australian Employees (together, the “Plan”) for the number of restricted stock units indicated in the Offer Letter. If there is any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Agreement or in the Offer Letter but defined in the Plan will have the same definitions as in the Plan.
The details of your Award, in addition to those set forth in the Offer Letter and the Plan, are as follows.
1. GRANT OF THE AWARD. This Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of restricted stock units indicated in the Offer Letter (the “Stock Units”). As of the Date of Grant, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of Stock Units subject to the Award. This Award was granted in consideration of your services to the Company. Except as otherwise provided herein, you will not be required to make any payment to the Company (other than past and future services to the Company) with respect to your receipt of the Award, the vesting of the Stock Units or the delivery of the Common Stock to be issued in respect of the Award.
2. VESTING.
(a) Subject to the provisions contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Offer Letter, provided that vesting will cease upon the termination of your Continuous Service. Upon such termination of your Continuous Service, the Stock Units credited to the Account that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in such Stock Units or the shares of Common Stock to be issued in respect of such portion of the Award.
(b) If your Continuous Service terminates as a result of your Disability or death, then effective as of the date of such termination of Continuous Service, your Award will be credited with additional vesting to the extent of a pro rata portion of the shares of Common Stock subject to your Award through the date of such termination of Continuous Service as would have been credited had you not incurred such termination of Continuous Service. Any such proration will be based upon the number of days accrued prior to the date of such termination of Continuous Service.

(c) [Accelerated vesting on Change in Control to be determined on a grant-by-grant basis] [Notwithstanding anything in this Agreement to the contrary, in the event of a Change in Control,         % of the Stock Units subject to your Award which would have vested in each vesting installment remaining under your Award will be vested unless your Award has otherwise expired or been terminated pursuant to its terms or the terms of the Plan.]
3. NUMBER OF STOCK UNITS AND SHARES OF COMMON STOCK.
(a) The number of Stock Units subject to your Award will be adjusted for Capitalization Adjustments, if any, as provided in the Plan.
(b) Any additional Stock Units that become subject to the Award pursuant to this Section 3 will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Stock Units covered by your Award.
(c) Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3. The Board will, in its discretion, determine an equivalent benefit for any fractional shares or fractional shares that may be created by the adjustments referred to in this Section 3.
4. SECURITIES LAW COMPLIANCE. You may not be issued any shares of Common Stock in respect of your Award unless either (i) the shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with all other applicable laws and regulations governing the Award, including the Corporations Act, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

I-7

5. TRANSFER RESTRICTIONS. Your Award is not transferable, except by will or by the laws of descent and distribution. In addition to any other limitation on transfer created by applicable securities laws, you agree not to assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the shares of Common Stock subject to the Award until the shares are issued to you in accordance with Section 6 of this Agreement. After the shares have been issued to you, you are free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein and applicable securities laws. Notwithstanding the foregoing, (i) by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death pursuant to this Agreement, and (ii) upon receiving written permission from the Board or its duly authorized designee, you may transfer your Award, provided that such transfer is not prohibited by applicable tax, securities and other laws and that the Stock Units and shares of Common Stock subject to the Award remain subject to the terms of this Agreement.

6. DATE OF ISSUANCE.
(a) The form of delivery of the shares (e.g., a stock certificate or electronic entry evidencing such shares) will be determined by the Company.
(b) If your Award vests in the ordinary course during your Continuous Service in accordance with the vesting schedule set forth in the Offer Letter, in no event will the shares be issued in respect of your Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date and (ii) the 60th day that follows the applicable vesting date.
7. DIVIDENDS. You will receive no benefit or adjustment to your Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment as provided in the Plan; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your Award after such shares have been delivered to you.
8. RESTRICTIVE LEGENDS. The shares of Common Stock issued in respect of your Award will be endorsed with appropriate legends, if any, as determined by the Company.
9. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award will be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your employment or service. In addition, nothing in your Award will obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as an Employee or Director for the Company or an Affiliate.
10. UNSECURED OBLIGATION. Your Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you pursuant to Section 6 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.
11. OTHER DOCUMENTS. You hereby acknowledge receipt of the information document which has been prepared in respect of the Plan and which includes an addendum prepared under Australian law which amends the information document in respect of the Award as it applies to Australian Employees. In addition, you acknowledge receipt of the Company’s policy permitting officers, directors and employees to sell shares of Common Stock only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

12. GOVERNING LAW. This Agreement will be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in the Commonwealth of Massachusetts and agree that such litigation will be conducted in the courts of Suffolk County, Massachusetts or the federal courts of the United States for the District of Massachusetts.
13. NOTICES. Any notices provided for in your Award or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

I-8

14. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan (including, for avoidance of doubt, the Australian sub-plan applying to Australian Employees), the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided in this Agreement, in the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan will control. In addition, your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law.
15. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
16. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
17. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of your Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of your Award which is then subject to restrictions as provided herein.
18. NO OBLIGATION TO MINIMIZE TAXES. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Offer Letter, you have agreed that you have done so or knowingly and voluntarily declined to do so.
19. MISCELLANEOUS.
(a) The rights and obligations of the Company under your Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.
(b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.
(c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award.
(d) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(e) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
*    *    *
This Restricted Stock Unit Award Agreement will be deemed to be signed by you upon the signing by you of the Restricted Stock Unit Award Offer Letter to which it is attached.

I-9